EXHIBIT 4.5



                                                            DATE: July 12, 2006

                                      RULES
                                       OF
                            THE ADVANTEST CORPORATION
                        INCENTIVE STOCK OPTION PLAN 2006


1       Definitions

1.1     In these Rules:

        "Advantest Group" means the Company and its subsidiaries;

        "Broker" means Mizuho Investors Securities Co., Ltd. or such other broker or agent appointed from time to time by the Company to execute transactions in connection with the Plan;

        "Company" means Advantest Corporation;

        "Date of Grant" means July 12, 2006;

        "Directors" means the board of directors of the Company;

        "Eligible Employee" means any such director, auditor, officer or employee of an Employing Company as designated by the Company;

        "Employing Company" means any one of the companies listed on Attachment A hereto;

        "Exercise Period" means a period commencing on April 1, 2007 and expiring at the close of business on March 31, 2011;

        "Exercise Price" means the price to be paid by a Stock Option Holder for the exercise of each Stock Option;

        "Guidelines" means Incentive Stock Option Plan 2006 Guidelines for exercising Stock Option granted to Eligible Employees in accordance with these Rules;

        "Plan" means the plan known as "The Advantest Corporation Incentive Stock Option Plan 2006" in its present form or as from time to time amended in accordance with the Rules;

        "Rules" means these rules as amended from time to time;

        "Shares" means fully paid common shares of stock of the Company;

        "Stock Option" means the stock options granted by the Company in accordance with the resolution of the shareholders' meeting of the Company held on June 27, 2006 and the resolution of the board meeting of the Company held on June 27, 2006;

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        "Stock Option Holder" means a person holding a Stock Option;

        "Stock Option Register" means a register which is prepared and maintained by the Company pursuant to the Japanese Company Law (Law No.86 of 2005) and which lists information including the names and addresses of Stock Option Holders;

        "Subscription Price" means the price of a Share to be delivered upon exercise of a Stock Option, subject to adjustment provided in Rule 3, and the initial Subscription Price is 11,760 yen;

        "Tokyo Business Day" means a business day in Tokyo, Japan on which both the Company and the Tokyo Stock Exchange are open for the transaction of business; and

        "Unit" means 100 Shares or such other amount of Shares to which a voting right at a shareholders' meeting is granted pursuant to the Japanese Company Law and the Articles of Incorporation of the Company.

1.2 Where the context permits or requires the singular includes the plural and the masculine includes the feminine and vice versa.

1.3     Headings shall be ignored in construing the Rules.

2       Grant of Stock Options

2.1     Grant of Stock Options

        The Company may at its absolute discretion grant to any Eligible Employee such number of Stock Options as determined by the Company. Each Eligible Employee will be informed in writing by the Company of such grant.

2.2     Conditions on Exercise

        2.2.1   A Stock Option may be exercised only on a Tokyo Business Day.

        2.2.2 The number of Stock Options exercised at one time shall be 10 or multiples of 10. If the number of Stock Options held by a Stock Option Holder is not 10 or a multiple of 10 (e.g., the number of Stock Options held is 27), the remaining Stock Options (in this example, 7) may be exercised only when they are exercised together with 10 or a multiple of 10 Stock Options (in this example, he or she may exercise 17 or 27 of his Stock Options). However, if the number of Stock Options held by a Stock Option Holder is less than 10, the Stock Option Holder may exercise his Stock Options only when he exercises all of his Stock Options.

2.3     Acceptance of Stock Option

        To be entitled to grant of Stock Options, any Eligible Employee must execute a written acceptance of such Stock Options in the form of Attachment B hereto and deliver such acceptance form to the Company by July 12, 2006. The acceptance form includes the explanation of the terms of Stock Options in compliance with the Japanese Company Law. In the

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        event of any inconsistency  between these Rules and the acceptance form, the provisions of these Rules shall prevail.

2.4     No Payment

        No payment to the Company or the Employing Company shall be required from a Stock Option Holder upon the grant or acceptance of any Stock Option. The grant of the Stock Option is the Company's ex gratia.

2.5     Disposal Restrictions

        2.5.1 Neither a Stock Option nor any rights or interests in respect of it may be transferred, assigned, pledged or otherwise disposed of by a Stock Option Holder to any other person or entity. If a Stock Option Holder purports to transfer, assign, pledge or dispose of any such Stock Option or rights or interests, whether voluntarily or involuntarily, then the Stock Option may not be exercised and will be automatically transferred by the Company pursuant to Rule 5.

        2.5.2 A Stock Option Holder may not assign, delegate or otherwise transfer any of its rights or obligations under these Rules.

2.6     Certificates

        No certificates will be issued for Stock Options.

2.7     Grant to Employing Company

        When the Stock Options are granted to an Employing Company, these Rules shall apply to that Employing Company, and "Eligible Employee" shall read as "Employing Company", and in the application of Rule 5, "Stock Option Holder" shall be read as "Eligible Employee who is granted a cash bonus right corresponding to the Stock Option granted to that Employing Company".

3       Variations In Share Capital

3.1     Adjustment of Stock Option

        3.1.1   The Exercise Price is 1,176,000 yen.

        3.1.2 The number of Shares to be delivered upon exercise of each Stock Option is 100 Shares (i.e., 1 Unit). If any adjustment is made to the Subscription Price, then the number of Shares to be delivered in relation to each Stock Option shall be adjusted in accordance with the following formula, with fractions of a Share being rounded down:

                                                    Exercise Price
                       Number of Shares    =    ----------------------
                                                  Subscription Price

        3.1.3 If the Company shall make a stock split or consolidate its Shares into a smaller number of shares, then the Subscription Price shall be adjusted by the Directors based on the following formula:

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                                                          1
                      NSP    =   OSP X -----------------------------------------
                                       Stock Split Ratio or Consolidation Ratio

                where:
                NSP = the Subscription Price after such adjustment. OSP = the Subscription Price before such adjustment.

        3.1.4 If the Company shall issue any Shares (other than Shares issued upon conversion or exchange of any convertible or exchangeable securities issued by the Company or upon exercise of any rights or warrants issued, granted or offered by the Company) or dispose of Shares owned by the Company (other than Shares delivered upon exercise of any rights or warrants granted by the Company) and the consideration per Share receivable by the Company shall be less than the current market price per Share, then the Subscription Price shall be adjusted by the Directors based on the following formula:

                                             N + v
                       NSP    =   OSP  X   ----------
                                             N + n

                where:
                NSP and OSP have the meanings ascribed thereto in Rule 3.1.3.
                N  =    the number of Shares  outstanding  immediately  prior to
                        such adjustment.
                n  =    the  number  of   additional   Shares  being  issued  as
                        aforesaid or (in the case of disposal of Shares owned by
                        the Company) the number of Shares being disposed of.
                v  =    the number of Shares which the  aggregate  consideration
                        receivable by the Company would purchase at such current market price per Share.

        3.1.5 In addition to Rule 3.1.3 and 3.1.4, in any of the following circumstances, the Company will adjust the Subscription Price in the manner it considers appropriate in its absolute discretion:

                (i) the Company will issue securities convertible into Shares (including shares to be acquired by the Company upon request by the shareholder or upon occurrence of certain events) at a consideration per Share receivable by the Company which is less than the current market price per Share;

                (ii) the Company will issue warrants, or securities with warrants, to subscribe for or purchase Shares at a consideration per Share receivable by the Company which is less than the current market price per Share;

                (iii)   adjustment of the Subscription  Price becomes  necessary
                        as  a  result   of   merger,   corporate   division   or
                        stock-for-stock exchange; or

                (iv) in addition to the foregoing, adjustment of the Subscription Price becomes necessary as a result of change (or possible change) in the number of outstanding Shares.

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        3.1.6   Any  fractional   number  resulting  from  calculations  of  the
                Subscription Price shall be rounded up to the nearest one yen.

        3.1.7 The Subscription Price after the adjustment shall be the sum to be obtained by multiplying the Subscription Price per share after the adjustment by the number of shares to be issued per Stock Option after the adjustment.

3.2     Notice

        The Company will notify Stock Option Holders of any adjustment made under this Rule 3.

4       Exercise and Cancellation - General Rules

4.1     Exercise

        Unless otherwise specified in these Rules, a Stock Option shall only be exercisable:

        4.1.1   within the Exercise Period; and

        4.1.2   subject to the conditions imposed under Rule 2.2.

5       Automatic Transfer of Stock Options:

5.1     Events of automatic transfer

        A Stock Option owned by Stock Option Holder shall be automatically transferred to the Company for no consideration if any of the following events occurs:

        5.1.1 the general meeting of the shareholders or, if approval by the shareholders' meeting is not legally required, then the board of directors resolves to approve (i) any merger agreement pursuant to which the Company shall dissolve, (ii) any agreement or a plan pursuant to which the Company shall split all or part of its business or (iii) any stock-for-stock exchange agreement or stock-transfer plan pursuant to which the Company shall become a wholly-owned subsidiary of another company.

        5.1.2 a Stock Option Holder becomes a person who does not hold any position as a director, corporate auditor, officer, employee or any other similar position of the Company or its subsidiaries; except where the Company deems that it is appropriate to allow him/her to exercise his/her Stock Options and notifies him/her.

        5.1.3   a Stock Option Holder dies.

        5.1.4 a Stock Option Holder waives all or part of his/her stock options by submitting to the Company the form specified by the Company.

        5.1.5 a Stock Option Holder becomes for any reason a director, officer, auditor or employee of a company which is a competitor with the Company and the Company notifies the Stock Option Holder that his/her stock options are non-exercisable.


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        5.1.6   a Stock Option  Holder is in breach of laws,  internal  rules of the Company or the Rules, and the Company notifies the Stock Option Holder that his/her stock options are non-exercisable.

6       Exercise of Stock Option

6.1     Manner of Exercise

        6.1.1 To exercise a Stock Option, a Stock Option Holder must deliver on a Tokyo Business Day, an exercise notice to the Company (with a copy to the Employing Company), in the prescribed form (Attachment C), duly completed and signed by the Stock Option Holder. The Stock Option Holder may not withdraw the exercise notice for any reason.

        6.1.2 A Stock Option Holder shall pay the total amount of the Exercise Price relating to the number of Stock Options that he exercised (the "Total Exercise Price") and the related expenses and taxes (if any), by transfer to the account designated by the Company. The commission for such transfer shall be incurred by the Stock Option Holder. After the Company confirms its receipt of the Total Exercise Price and the related expenses and taxes (if any), the Shares shall be delivered by crediting the number of Shares, through the Japan Securities Depository Center, Inc. (the "JSDC"), to the Stock Option Holder's account opened pursuant to Rule 6.6.2.

6.2     Sale of Shares

        6.2.1 A Stock Option Holder may request, through the Company, that the Broker sell all the Shares resulting from his exercise of Stock Options. Any such request shall be made in a notice as referred to in Rule 6.1.1.

        6.2.2 After the receipt of a notice as referred to in Rule 6.2.1, the Company shall procure funds to be paid as the Total Exercise Price on behalf of the Stock Option Holder, and deliver the resulting Shares to the Stock Option Holder in the manner specified in Rule 6.1.2. The Shares shall be sold without delay after the Broker confirms receipt of the Shares by the Stock Option Holder. Subject to Rule 6.5, the Broker shall transfer, to the Stock Option Holder's account with Mizuho Bank, Ltd. ("Mizuho Bank") opened pursuant to Rule 6.6.3, the proceeds of the sale of the Shares less (i) the commission for the sale,
                (ii) the related expenses and taxes (if any) and (iii) the commission for such transfer, within 30 days of the sale. The Stock Option Holder shall transfer, to the bank account designated by the Company, an amount equal to (i) the Total Exercise Price plus (ii) the related expenses and taxes paid or to be paid by the Company in connection with the exercise of the Stock Options or the sale of the Shares.

        6.2.3 If the Company deems that the proceeds of a sale of the Shares will not be enough to cover (i) the Total Exercise Price plus
                (ii) all expenses and taxes paid or to be paid by the Broker or the Company in connection with the exercise of the Stock Options or the sale of the Shares, the Company may either (a) sell the

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                                     - 7 -


                Shares in accordance with Rule 6.2.2 or (b) reject the request of the Stock Option Holder to sell the Shares and deem that he has withdrawn the exercise of his Stock Options, provided that if the request to sell the Shares has been made to the Broker in accordance with Rule 6.2.1, the Company may so deem only when such withdrawal can be made under the rules of the JSDC and the internal rules of the Broker. If the Stock Options are deemed to have not been exercised, the Stock Option Holder may exercise the relevant Stock Options in accordance with these Rules after he receives a notice from the Company to the effect that his Stock Options have been so deemed. The Company shall not be liable to the Stock Option Holder for any result of any decision made under this Rule 6.2.3.

6.3 When the number of Shares deliverable upon exercise of the Stock Options includes less than one Unit, the exercising Stock Option Holder shall be deemed to request the Company to purchase such Shares pursuant to the Japanese Company Law. The determination of whether the number of Shares deliverable upon exercise includes less than one Unit shall be made separately with respect to each exercise (regardless of the number of Stock Options included therein).

6.4     No Part Exercise

        A Stock Option may be exercised with respect only to each Stock Option, and no Stock Option may be exercised in part.

6.5     Withholding

        The Company and the Broker shall be entitled to withhold, and the Stock Option Holder shall be obligated to pay, the amount of any tax attributable to or payable by and any social security or similar payments attributable to or payable by the Stock Option Holder in connection with the exercise or receipt of his Stock Option or the sale of the Shares. The Company and the Broker may establish appropriate procedures to provide for any such payments and to ensure that the relevant company receives prompt advice concerning the occurrence of any event which may create, or effect the timing or amount of any obligation to pay or withhold any such taxes or which may make available to the relevant company any tax deduction with respect to the payment.

6.6     Broker

        6.6.1 The Broker will assist the Company in connection with the exercise of the Stock Options and the sale of the resulting Shares.

        6.6.2 Prior to the exercise of the Stock Options, a Stock Option Holder shall open and maintain an account in his name with the Broker for the purpose of the delivery and deposit of the Shares to be delivered upon the exercise. Such account shall be opened through the Company.

        6.6.3 Prior to the sale of the Shares pursuant to Rule 6.2, a Stock Option Holder shall open and maintain an account in his name with Mizuho Bank for the purpose of the payment of the proceeds of a sale of Shares. Such account shall be opened through the Company.

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7       General

7.1     Notices

        Any notice or other document required to be given under or in connection with the Plan may be delivered to a Stock Option Holder or sent by post or facsimile with confirmation in writing to him at his address which appears on the Stock Option Register. Notices sent by post shall be deemed to have been given on the day following the date of posting. Any notice or other document required to be given to the Company under or in connection with the Plan may be delivered or sent by post or facsimile with confirmation in writing to it at its registered office (or such other place or places as the Company may from time to time determine and provide Stock Option Holders with notification of).

7.2     Directors' Decisions Final and Binding

        The decision of the Directors in connection with any interpretation of the Rules or in any dispute relating to a Stock Option or other matter relating to the Plan shall be final and conclusive and binding on the relevant parties.

7.3     Costs

        The costs of introducing and administering the Plan shall be borne by the Company and the Employing Companies.

7.4     Regulations

        The Company shall have power from time to time to make or vary regulations for the administration and operation of the Plan, provided that the same are not inconsistent with these Rules.

7.5     Limitation of Liability

        The rights and obligations of a Stock Option Holder under the terms and conditions of his office or employment shall not be affected by his participation in the Plan or any right he may have to participate in the Plan. An individual who participates in the Plan waives all and any rights to compensation or damages in connection with rights under the Plan arising from the termination of his office or employment with any company for any reason whatsoever relating to any Stock Option under the Plan as a result of such termination or from the loss or diminution in value of such rights or entitlements.

7.6     Personal Information

        A Stock Option Holder hereby consents and agrees that the Company and the Employing Companies may collect, store, process, use, transfer and modify his personal information regarding identity, place of employment and other pertinent information needed to effectuate his participation in the Plan with other parties within the Advantest Group, or with third parties to the extent necessary or helpful in the implementation of the Plan.

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7.7     No Entitlements

        7.7.1 Nothing in the Plan, these Rules or any document related thereto shall be construed as guaranteeing any Eligible Employee's continued employment or engagement with any member of the Advantest Group, or as giving any Eligible Employee any right to continued employment or engagement with any member of the Advantest Group, during any period.

        7.7.2 Awards of Stock Options are discretionary. No award of Stock Options shall confer on the Stock Option Holder any right or entitlement to receive another award of stock options at any time in the future.

8       Amendments

        Subject to Rule 7.4, the Company may at any time modify these Rules in any respect. The Company may at any time amend these Rules so that the Company may issue new shares upon exercise of Stock Options instead of transferring its treasury stock.

9       Governing Law and Jurisdiction

        These Rules and all Stock Options shall be governed by and construed in accordance with Japanese law. Any dispute arising out of, or in connection with, these Rules shall be subject to the exclusive jurisdiction of the Tokyo District Court.

10      Local Law Appendix

        The Local Law Appendix attached hereto shall be an integral part of these Rules. In the event of any inconsistency between these Rules and the Local Law Appendix, the provisions of the Local Law Appendix shall prevail.


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                                                                    Attachment A

Employing Company

              Advantest America Corporation (Holding Co.)
              Advantest America, Inc.
              Advantest America R&D Center, Inc.

              Advantest (Europe) GmbH

              Advantest (Singapore) Pte. Ltd.

              Advantest (Malaysia) Sdn. Bhd.

              Advantest Taiwan Inc.

              Advantest Korea Co., Ltd.

              Advantest (Suzhou) Co., Ltd.


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                                                                    Attachment B

Acceptance Form:      delivered on June 28, 2006




                                                                    Attachment C

Exercise Notice:      to be delivered separately



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                               Local Law Appendix
                                   for Germany


1.      Definitions

        Definitions as set out in 1.1 of the Rules are applicable to this Appendix.

2.      Eligible Employees

        The Company's discretion with respect to 2.1 will be exercised in a way complying with German law, in particular with the labour law principle of equal treatment (arbeitsrechtlicher Gleichbehandlungsgrundsatz) and with the prohibition of discrimination (Diskriminierungsverbot).

3.      Ex-gratia benefit

        The grant of the Stock Option is an ex-gratia benefit (freiwillige Leistung). It is granted without any obligation and even repeated granting will not create a legal claim.

4.      Vesting

        The Stock Options shall vest in Eligible Employees at the time of exercise of such Stock Options.

5.      Deemed Exercise

        If Stock Options held by a Stock Option Holder become automatically transferable pursuant to Rule 5.1.2, those Stock Options shall be deemed to be exercised immediately prior to the time the respective Stock Option Holder becomes a person who does not hold any position as a director, corporate auditor, officer, employee or any other similar position of the Advantest Company or its subsidiaries. If the Company deems that the proceeds of the sale of the resulting Shares will not be enough to cover (i) the Total Exercise Price plus (ii) all costs, expenses and taxes referred to in Rule 6.2.3, then the Stock Options are deemed to be waived by the Stock Option Holder. This clause 5 applies to Rules 5.1.5 and 5.1.6 mutatis mutandis.

6.      Adjustment of the Subscription Price

        The  Company's   discretion  with  respect  to  the  Adjustment  of  the
        Subscription Price will be exercised taking into fair consideration the circumstances where such adjustment is deemed appropriate.

7.      Taxes/Withholding

        There are income tax charges on the exercise of an option at a rate of between 15% and 42% (as of 2006) depending on the taxable income of the Stock Option Holder to be increased by a 5.5% "solidarity" surcharge on the income tax due. The tax charge is determined by the difference between the market value of the shares at the date the shares are booked out (Ausbuchung) of the account of the Company or of any transfer agent


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        of the  Company  and the option  exercise  price.  The  market  value is defined on the basis of the quoted prices on the respective stock exchange. The Employing Company is entitled to deduct the taxes from the gross salary of the Stock Option Holder. Additionally, the usual social security contributions (to the extent the wage base for social security contributions are not exceeded) have to be paid on the difference between the exercise price and the market value at the date the shares are booked out (Ausbuchung) of the account of the Company or of any transfer agent of the Company. If the regular salary of the Stock Option Holder is not sufficient for the Employing Company to deduct wage tax and pay such tax to the competent tax office, the Employing Company will request the Stock Option Holder to either pay the tax to the Employing Company enabling the Employing Company to withhold wage tax or pay it to the tax office directly. The Employing Company will inform the tax office of such request.

        If the Stock Option Holder sells the shares within 12 months of the acquisition (and the aggregated total short-term capital gains less short-term capital losses for the respective calendar year amount to Euro 512 or more) or owns 1% or more of the stated capital of the Company (or has owned 1% or more at any time in the last five years) or holds the shares as business assets, he will be subject to income tax (and solidarity surcharge) on one-half of the difference between the sales prices and the market value at the date of exercise. If the Stock Option Holder sells the shares more than 12 months after acquisition (or within 12 months of the acquisition and the aggregated total short-term capital gains less short-term capital losses for the respective calendar year amount to less than Euro 512), does not own 1% or more of the stated capital of the Company (and has not owned 1% or more at any time in the last five years) and does not hold the shares as business assets, no tax is payable.

        In principle, one-half of the gross dividends received by Stock Option Holders will be subject to income tax at the progressive tax rate plus solidarity surcharge. Investment income received by the Stock Option Holder, including dividends and interest, after deduction of half the income-related expenses in economic connection with the dividends or the standard amount for income-related expenses of Euro 51 (Euro 102 for married couples filing jointly), are tax-free up to the maximum amount of tax-free savings allowances of Euro 1,370 (or Euro 2,740 for married couples filing jointly).

        Please note, however, that there are ongoing discussions among the German Finance Ministry officials with respect to changing German income tax rules. Changes with effect in 2006 or later, therefore, cannot be excluded.

8.      Insider Dealings

        Please  note that  Germany  has  adopted  the  EC-Directive  on  Insider
        Dealings. Insiders are, among others, persons who by virtue of their position as members of managing or supervisory boards of the issuing company or its subsidiaries or by their profession or work, have knowledge of not publicly known facts which may influence the market value of the securities issued. Insiders are subject to certain restrictions in selling or purchasing such securities or otherwise making use of their insider knowledge. Anyone in breach of those provisions will be liable to imprisonment or fine.

                               Local Law Appendix
                                    for Italy

TAXATION

Any term not defined in the present appendix shall have the same meaning as ascribed to it under the Rules.

For the purpose of this appendix, the Stock Option Holder is assumed to be resident in Italy for Italian tax purposes.

Grant of a Stock Option. The grant of a Stock Option itself is not subject to tax in the hands of the Stock Option Holder, as the Rules do not provide for the possibility to transfer it to any third parties.

Exercise of a Stock Option. If the Exercise Price is equal to, or higher than, the fair market value (as defined below) of the Share on the date of the offer of the Stock Option (as defined below), the difference between:

o the fair market value of the Share on the date of exercise of the Stock Option, and
o    the Exercise Price paid by the Stock Option Holder

is not taxable in the hands of the Stock Option Holder as employment income. However, such exemption does not apply if, as a consequence of the exercise of the Stock Option, the Stock Option Holder owns more than 10% of the share capital of the Company.

Conversely, if the Exercise Price is lower than the fair market value of the Share at the time of the offer of the Stock Option, the above mentioned difference is fully taxable as employment income in the hands of the Stock Option Holder and social security contributions also are due.

Employment income is subject to tax at progressive rates roughly ranging between 23% and 43%, depending on the total taxable income of the Stock Option Holder. Under certain circumstances, taxes due by the Stock Option Holder are to be withheld by the Employing Company and remitted to the competent tax offices.

As to shares listed on a regulated market, the fair market value for tax purposes is equal to the average of the stock market prices of same shares computed with reference to the last month. The date of the offer is the day when the corporate bodies of the Company resolve upon the main terms and conditions of the Plan.

Sale of Shares. The sale of Shares amounting to a "non qualified shareholding" is subject to a 12.5% substitute tax in the hands of the transferor on the difference between the sale price and the Exercise Price.

The sale of Shares amounting to a "qualified shareholding" is subject to personal progressive taxation in the hands of the transferor at rates roughly ranging between 23% and 43% on an amount equal to 40% of the difference between the sale price and the Exercise Price.

Shares are deemed to amount to a "non qualified shareholding" in case they entitle the relevant holder to:

o up to 2% of the voting rights at the ordinary shareholders' meeting of the company or to 5% of the share capital of the company, as far as shares listed on a regulated market, or
o up to 20% of the voting rights at the ordinary shareholders' meeting of the company or to 25% of the share capital of the company, as far as shares not listed on a regulated market.

If the above percentages are exceeded, the shares are deemed to amount to a "qualified shareholding".

The amount subject to substitute tax or personal progressive taxation is reduced by any amount possibly subject to tax at the time of the exercise of the Stock Options (see under Exercise of Stock Options, above).

Dividends. Dividends received on "non qualified shareholdings" (as defined above) are subject to a 12.5% tax, which is either withheld by the Italian financial intermediary - if any - entrusted with the actual payment of such dividends, or directly paid by the recipient, as the case may be.

Dividends received on "qualified shareholdings" (as defined above) are subject to progressive taxation in the hands of the recipient at rates roughly ranging between 23% and 43%. In case any Italian financial intermediary is entrusted with the actual payment of such dividends, the same intermediary shall levy an advanced 12.5% withholding, which can be deducted against the final tax burden to be paid by the recipient. Similarly, any tax possibly paid or withheld abroad on the dividends received can be deducted against the final tax burden within the limits provided for by the relevant Italian tax law.

                               Local Law Appendix
                                    for Korea


This Appendix has been prepared to provide you with a summary of information regarding your stock options granted by the Company under the Incentive Stock Option Plan 2006 (the "Plan") specific to Korea.

This supplement is based on the tax laws and other laws concerning stock options in effect in Korea as of June 2006. These laws are often complex and change frequently. As a result, the information contained in this summary may be out-of-date at the time you exercise your option or sell shares you acquire under the Plan.

In addition, this supplement is general in nature. It may not apply to your particular tax or financial situation, and the Company is not in a position to assure you of any particular tax result. Accordingly, you are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

If you are a citizen or resident of a country other than Korea, the information contained in this supplement may not be applicable to you.

TAX INFORMATION

Grant

You will not be subject to tax when a stock option is granted to you under the Plan.

Date of Vesting

You will not be subject to tax when your stock options vest.

Exercise

You will be subject to income tax when you exercise your stock option. You will be taxed on the difference between the fair market value of the shares at exercise and the option price (i.e., the spread). This difference is treated as salary and taxed at your marginal rate. If the Employing Company for which you are employed bears the cost of the spread, your employer will withhold from the spread at exercise the appropriate income tax and any social insurance contributions associated with the realized income and pay it to the Korean tax authorities and social insurance funds.

Sale of Shares

When you subsequently sell the shares that you acquire under the Plan, you will be subject to capital gains tax on any gain that you realize above the fair market value at the time the option is exercised. The capital gains tax on stock is currently 22%. There is an annual personal exemption from tax for the first 2,500,000 won of capital gains that you make in any tax year. However, if your capital gains exceed this limit, then you will be required to declare the gains and tax will be due on the excess amount. A 10% reduction in capital gains tax will be available if you pay the tax due within two months of the end of the month calendar quarter in which you sold your shares. No securities transaction tax will apply to either Company's sale to you or your subsequent disposition of shares acquired pursuant to the Plan.

Dividends

Income from receipt of dividends from shares is subject to tax at ordinary income tax rates, which range from 8.8% to 38.5%. Your employer is not required to withhold or report such income. It is your responsibility to report this income on your annual tax return and to pay all taxes owed.

Labor Law Acknowledgment

By accepting this stock option, you acknowledge that the Plan is discretionary in nature and may be unilaterally suspended or terminated by the Company at any time.


RELATED CONSENTS

Personal Information

Through accepting the invitation extended to you to receive Stock Options offered under the Plan, you effectively consent and agree that your employer and the Company may use personal information regarding your identity, place of employment, and other pertinent information needed to effectuate your participation in the Plan with other parties within the Advantest Group or third parties to the extent necessary or helpful to implement the Plan.

Treatment and Management of Purchased Stock

Through accepting the invitation extended to you to receive Stock Options offered under the Plan, you effectively consent and agree that upon subscribing to Shares under the Plan, the Company is authorized to take action regarding the stocks and proceeds derived therefrom and participate in the management of the stocks and proceeds derived therefrom as outlined in the Rules of the Advantest Corporation Incentive Stock Option Plan 2006, as described in Section 6.2, 6.4, 6.5, and all other Sections describing such actions and/or participation.

                               Local Law Appendix
                                  for Malaysia


INTERPRETATION

Terms which have been defined in the Rules of the Plan shall, unless otherwise defined in this Local Law Appendix for Malaysia, have the same meaning and interpretation ascribed to it in the Rules of the Plan.

The terms and conditions set out in this Local Law Appendix for Malaysia shall be applicable to Eligible Employees who are residents in Malaysia and is supplemental to the terms and conditions set out in the Rules of the Plan. In the event of any inconsistency or conflict between (1) this Local Law Appendix for Malaysia, (2) the Rules of the Plan and/or (3) the written acceptance for Stock Options in the form of Attachment B of the Rules, this Local Law Appendix for Malaysia shall prevail.


AMENDMENTS/ADDITIONS TO THE RULES

Rule 2.3 - Acceptance of Stock Option
-------------------------------------

Rule 2.3 shall be deleted in its entirety and replaced with the following new Rule:-

"2.3    Acceptance of Stock Option
        --------------------------

        2.3.1  Eligibility  under  the  Plan  does  not  confer  on an  Eligible
               Employee a claim or right to participate in or any rights whatsoever under the Plan and an Eligible Employee does not acquire or have any rights over or in connection with the Stock Options or the Shares comprised herein unless a grant of Stock Options has been made by the Company to the Eligible Employee pursuant to Rule 2.1 and the Eligible Employee has accepted the grant of Stock Options in accordance with the terms of such grant and the Plan.

        2.3.2 To be entitled to grant of Stock Options, any Eligible Employee must execute a written acceptance of such Stock Options in the form of Attachment B hereto and deliver such acceptance form to the Company by July 11, 2005 (the "Expiry Date"). The acceptance form includes the explanation of the terms of Stock Options in compliance with the Japanese Commercial Code. In the event of any inconsistency between these Rules and the acceptance form, the provisions of these Rules shall prevail.

        2.3.3 If any grant of Stock Option is not accepted in the manner prescribed above, such grant shall on the Expiry Date, automatically lapse and be null and void and of no further legal effect."

Rule 2.7 - Grant to Employing Company
-------------------------------------

Rule 2.7 shall be deleted in its entirety.

Rule 7.7 - No Entitlements
--------------------------

The following new Rule 7.7.3 shall be inserted immediately after the existing Rule 7.7.2:-

        "7.7.3 This Plan does not form part nor shall it in any way be construed as giving rise to any term of employment of any Eligible Employee, whether express or implied, in respect of the grant of Stock Options under the Plan."


EXCHANGE CONTROL

These exchange control regulations are based upon the ECM Notices issued by Bank Negara Malaysia which are in effect in Malaysia as at June 2005. A person "resident" in Malaysia is required to comply with the Malaysian exchange control requirements, as it may be varied or revoked by Bank Negara Malaysia from time to time. You should therefore seek the advice of your local counsel to ensure that you are in compliance with such requirements at all times. Non-compliance with any of the ECM Notices constitutes an offence under paragraph 7 of the Fifth Schedule to the Exchange Control Act, 1953.

For Malaysian  exchange control purposes,  a "resident" means inter alia:-
(1) a citizen of Malaysia, excluding a person who has obtained permanent resident status in a territory outside Malaysia and is residing outside Malaysia; or
(2) a non-citizen of Malaysia who has obtained permanent resident status in Malaysia and is residing permanently in Malaysia.

Currency of Payment
-------------------

All payments by residents, pursuant to the exercise of the Stock Options in accordance with Rule 6.1.2 and/or Rule 6.2.2, must be made in a foreign currency other than the currencies of Israel, Serbia and Montenegro.

Registration Requirement
------------------------

A resident may invest any amount in foreign currency in the Shares of the Company under the Plan. However, a Stock Option Holder who, pursuant to the exercise of his Stock Options, is required to transfer the sum of the Total Exercise Price (including any related expenses or taxes) to an account designated by the Company pursuant to Rule 6.1.2 and/or Rule 6.2.2, must register such investments with the Controller at least seven (7) days prior to the remittance of the Total Exercise Price (including any related expenses or taxes).

Sale of Shares
--------------

If a resident sells his Shares pursuant to Rule 6.2, such resident must obtain the prior approval of the Controller if the Total Exercise Price exceeds the aggregate foreign currency equivalent of RM10 million. However, where the Total Exercise Price exceeds the equivalent of RM1 million but does not exceed the equivalent of RM10 million, the resident is only obliged to register the credit facility provided by the Company to the resident under Rule 6.2 with the Controller by making an online submission of Form SSC 10B pursuant to ECM 10 of the ECM Notices.

A resident is required to (i) repatriate all interest, dividend, profits and proceeds from the sale of the Shares to Malaysia as soon as they are received and (ii) sell such receipts arising therefrom for Ringgit to an authorized dealer, or deposit the funds in a permitted foreign currency account subject to the limits imposed by the Controller.


TAXATION

The taxation treatment for Stock Options in Malaysia as contained herein is based upon current taxation law and practice in Malaysia as at June 2006. However, these laws and practice may be subject to change. Additionally, the private circumstances of each individual employee would be different in regard to tax rates, personal and other reliefs etc. Accordingly, you should seek the advice of your local tax expert to ensure that you are in compliance with taxation laws and the Inland Revenue Board's ("IRB's") practices in Malaysia.


Payment of Taxes in relation to Stock Option
--------------------------------------------

Under Section 13 of the Income Tax Act, 1967 ("ITA"), as confirmed by the IRB's Public Ruling No. 4 of 2004 (issued on 9th December 2004), employment income includes any benefits arising from the grant of a Stock Option and the employee is liable to pay tax on such benefits (if any).

The employer shall be entitled to withhold and pay over to the IRB such taxes under the Income Tax (Deduction from Remuneration) Rules 1994 (as amended) as are attributable to the value of the Stock Options upon the exercise by the employee of the Stock Options in Malaysia.

Please note that tax will be payable on the exercise of the Stock Option in this case. In this connection, the time of taxation is no different from the position prior to the passage of the Finance Act 2005 which introduced certain amendments to the ITA in this area of tax law and have effect for the year of assessment 2006 and subsequent years of assessment ("FA amendments"), i.e. the employee would be taxed at the date of exercise of the Stock Option.

Calculation of Taxable Income from the Exercise of Stock Options
----------------------------------------------------------------

As to the value of the benefit to be attributed to the Stock Option, prior to the FA amendments, the Abbott v Philbin method of valuation would be applicable, which is the market value on the date of grant of the Stock Option, less the cost of the Shares. The IRB's position prior to the FA amendments was the Abbott v Philbin method of valuation.

Following the passage of the Finance Act 2005 which introduced certain amendments to the ITA with effect from the year of assessment 2006, the IRB takes the position that the taxable income from the exercise of a Stock Option should be calculated as the difference between the market value of the Share on the date the Stock Option is exercised or exercisable, and the Exercise Price, being the price to be paid by the employee, if the Stock Option is (i) granted in or after year 2006; or (ii) granted before year 2006 but exercised in or after year 2006.

Market value is determined for the purposes of the foregoing by reference to the net asset value of the Shares for the day.

However,  due to certain ambiguities in the language,  there could be a residual argument based upon the express provisions of the Finance Act 2005 that the Abbott v Philbin method of valuation may still apply, i.e. taxable income from the exercise of a Stock Option could be calculated as the difference between the market value of the Share on the date of grant of the Stock Option and the Exercise Price, being the price to be paid by the employee. This is the position prior to the passage of the Finance Act 2005 which could potentially be applied to Stock Options granted before the year of assessment 2006 and perhaps
subsequent  years  of  assessment.   However,   as  the  IRB  will  resist  this
interpretation, the employee may only wish to pursue it if the amounts are substantial.

The individual employee has the right to object and appeal if he/she does not agree with the IRB's position. Further, it is the employee, and not the company, who would have the right to appeal against the IRB's position. As such, such employee would be able to pursue their right of appeal should they be aggrieved by the IRB's position and wish to pursue an appeal notwithstanding the potential difficulties in arguing a contrary position. It is of course a matter entirely for the employee's decision as to whether or not to take up such an appeal. In this regard, the employee should consider the quantum of the tax in dispute.

                               Local Law Appendix
                          for Peoples Republic of China


The Rules of The Advantest Corporation Incentive Stock Option Plan 2006 shall be supplemented with the following provisions to govern Stock Options granted to Eligible Employees who are employed at an Employing Company established in the People's Republic of China (the "PRC"):


1.   Rule 2.1 shall read in its entirety as follows:

           Grant of Stock Options

           The Company may at its absolute discretion grant to any Eligible Employee such number of Stock Options as determined by the Company. Each Eligible Employee will be informed in writing by the Company of such grant. Benefits granted to Eligible Employees under the Plan are intended to be an additional performance incentive for employee performance beyond normal day-to-day responsibilities, and thus are not part of the regular salary offered in exchange for services.

2.   Rule 2.4 shall read in its entirety as follows:

           No Payment

           No payment to the Company or the Employing Company shall be required or permitted from a Stock Option Holder upon the grant or acceptance of any Stock Option. The Stock Option Holder shall not remit any foreign currency out of the PRC in relation to the Stock Option to which he or she is entitled. The grant of the Stock Option is the Company's ex gratia benefit of employment. The Stock Option has no commercial value.

3.   Rule 2.5.1 shall read in its entirety as follows:

           Disposal Restrictions

           Neither a Stock Option nor any rights or interests in respect of it may be transferred, assigned, pledged or otherwise disposed of by a Stock Option Holder to any other person or entity. If a Stock Option Holder purports to transfer, assign, pledge, or dispose of any such Stock Option or rights or interests, whether voluntarily or involuntary, then the Stock Option may not be exercised and will be automatically transferred by the Company pursuant to Rule 5. The Stock Option Holder may not ask the Company to redeem the Stock Options for any consideration if he decides not to exercise the Stock Option.

4.   Rule 2.5.2 shall be deleted.

5.   Rule 6.1.2 shall be deleted.

6.   Rule 6.2.1 shall read in its entirety as follows:

           A Stock Option Holder shall request, through the Company, that the Broker sell all the Shares resulting from his exercise of Stock Options. Such request shall be made in the same notice as referred to in Rule 6.1.1.

7.   Rule 6.2.2 shall read in its entirety as follows:

           After the receipt of a notice as referred to in Rule 6.2.1, the Employing Company shall immediately file the notices referred to in Rules 6.1.1 and 6.2.1 (and any other relevant documents required) with the local tax authority. After the filing, the Company shall procure funds to be paid the total amount of the Exercise Price relating to the number of Stock Options that the Stock Option Holder has exercised (the "Total Exercise Price") on behalf of the Stock Option Holder, and deliver the resulting Shares to the Stock Option Holder. All of the Shares shall be sold without delay after the Broker confirms receipt of the Shares by the Stock Option Holder. Subject to Rule 6.4, the Broker shall transfer, to the Stock Option Holder's account with Mizuho Bank, Ltd. ("Mizuho Bank") opened pursuant to Rule 6.6.3, the proceeds of the sale of the Shares less,
           (i) the commission for the sale, (ii) the related expenses and taxes (if any), and (iii) the commission for such transfer, within 30 days of the sale.

8.   Rule 6.2.3 should be amended to read in its entirety as follows:

           If the Company deems that the proceeds of a sale of the Shares will not be enough to cover (i) the Total Exercise Price plus (ii) all costs, expenses and taxes referred to in Rule 6.2.2, the Company may either (a) sell the Shares in accordance with Rule 6.2.2 or (b) reject the request of the Stock Option Holder to sell the Shares and deem that he has withdrawn the exercise of his Stock Options, provided that if the request to sell the Shares has been made to the Broker in accordance with Rule 6.2.1, the Company may so deem only when such withdrawal can be made under the rules of the Japan Securities Depository Center and the internal rules of the Broker. If the Stock Options are deemed to have not been exercised, the Stock Option Holder may exercise the relevant Stock Options in accordance with these Rules after he receives a notice from the Company to the effect that his Stock Options have been so deemed. The Company shall not be liable to the Stock Option Holder for any result of any decision made under this Rule 6.2.3.

9.   A new Rule 6.5 shall read in its entirety as follows:

           Withholding

           The Company, the Employing Company, and the Broker shall be entitled to withhold, and the Stock Option Holder shall be obligated to pay, the amount of any tax attributable to or payable by and any social security or similar payments attributable to or payable by the Stock Option Holder in connection with the exercise or receipt of his Stock Option or the sale of the Shares. The Company and the Broker may establish appropriate procedures to provide for any such payments and to ensure that the relevant company receives prompt advice concerning the occurrence of any event which may create, or effect the timing or amount of any obligation to pay or withhold any such taxes or which may make available to the relevant company any tax deduction with respect to the payment.

10.   A new Rule 6.7 shall read in its entirety as follows:

           Under no circumstances shall the Stock Option Holder be required or permitted to provide the Exercise Price for the exercise of the Stock Option.

11.   A new Rule 7.8 shall read in its entirety as follows:

           At no time shall the Plan be considered an offer to purchase or sell securities in the PRC.

12.   A new Rule 11 shall read in its entirety as follows:

           In order to comply with any applicable requirements announced by an authority of the PRC government, the Company shall have the right to terminate the Plan or to modify the Plan to the extent necessary to comply with such requirements. Such termination or the extent of any such modification shall be at the sole discretion of the Company. The Company shall bear no liability to the Stock Option Holder in the event the Plan is terminated or modified in accordance with this Rule 11.

                               Local Law Appendix
                                  for Singapore


        This Appendix is only applicable to employees of Advantest's Singapore entity who are ordinarily tax residents in Singapore. For avoidance of doubt, please contact your tax advisor to determine whether you are ordinarily a tax resident of Singapore.

INTERPRETATION

The terms and conditions set out in this Local Law Appendix for Singapore shall be applicable to Eligible Employees who are residents in Singapore and is supplemental to the terms and conditions set out in the Rules of the Plan. In the event of any inconsistency or conflict between (1) this Local Law Appendix for Singapore, (2) the Rules of the Plan and/or (3) the written acceptance for Stock Options in the form of Attachment B of the Plan, this Local Law Appendix for Singapore shall prevail.

AMENDMENTS / ADDITIONS TO THE RULES

Clause 1.1 - Definitions
------------------------

The definition of "Eligible Employees" in the Rules of the Plan to be deleted in its entirety and replaced with the following:

"Eligible Employee" means any such director, officer or employee of an Employing Company as designated by the Company.

Clause 2.7 - Grant to Employing Company
---------------------------------------

Clause 2.7 shall be deleted in its entirety.

Clause 4.1.1 - Exercise and Cancellation - General Rules
--------------------------------------------------------

Clause 4.1.1 shall be deleted in its entirety and replaced with the following:

within the period commencing one year from the Date of Grant and expiring at close of business on March 31, 2010.

Clause 5.1 - Events of automatic transfer
-----------------------------------------

Clause 5.1.2 shall be deleted in its entirety and replaced with the following:

a Stock Option Holder becomes a person who does not hold any position as a director, officer, employee or any other similar position of the Advantest Group; except where the Company deems that it is appropriate to allow him/her to exercise his/her Stock Options and notifies him/her that his/her Stock Options continue to be exercisable.

Clause 5.1.5 shall be deleted in its entirety and replaced with the following:

a Stock Option Holder becomes for any reason a director, officer, employee or any other similar position of a company which is a competitor with the Company and the Company notifies the Stock Option Holder that his/her Stock Options are non-exercisable.

                               Local Law Appendix
                         for Republic of China (Taiwan)


Amendments/Additions to the Rules

2.4     No Payment

        Delete "The grant of the Stock Option is the Company's ex gratia benefit of employment" and move this sentence to an added provision 2.8.


2.8     Ex Gratia Benefit (New Provision)

        The grant of the Stock Option is the Company's ex gratia benefit of employment. Participation in this Stock Option is entirely separate from any pension right or entitlement a Stock Option Holder may have and from the terms of the employment.

7.8     Tax Liabilities

        A Stock Option Holder should consult his or her financial and/or tax adviser to determine the personal tax treatment upon the grant of Stock Options, the exercise of Stock Options and the subsequent sale of Shares.

Taxation

The following discussion is intended to summarize briefly certain tax consequences associated with the grant and exercise of options under the Plan, as well as the sale of shares obtained under the Plan. It is not intended to serve as specific tax advice concerning your participation. This supplement reflects that tax laws in effect as of June 9, 2005. Any changes in the tax laws after this date may affect the taxation of your options. You should seek the advice of your personal tax advisor for specific tax consequences associated with your participation in the Plan.


Grant of Stock Options
----------------------

A Stock Option Holder will not be subject to Taiwan taxation at the grant of the stock option under the Plan.

Date of Vesting
---------------

A Stock Option Holder will not be subject to Taiwan taxation on the vesting date of the stock option under the Plan.

Exercise of Stock Options
-------------------------

A Stock Option Holder will be subject to Taiwan taxation on the exercise of the stock option on the difference between the fair market value of the underlying shares on the date of exercise and the exercise price under the Plan.

Avantest Taiwan Inc. will issue a non-withholding statement and report the name, address, ID number and taxable income of the Stock Option Holder to the tax authorities by the end of January of the following year.

Sale of the Shares
------------------

The gains realized from the sale of the shares will not be subject to Taiwan taxation under the Plan until Article 12 of the Alternative Minimum Tax Act (the "AMT Act") comes into effect on either January 1, 2009 or January 1, 2010, subject to the Executive Yuan's further discretion.

Pursuant to Article 12 of the AMT Act, an individual taxpayer's taxable income for alternative minimum income tax purposes ("AMTI") is computed by adding back the offshore income in excess of NTD 1 million and other add back items to the income items provided in the Income Tax Law. Consequently, the sale of the shares may, depending on the individual situation of the taxpayer, subject the taxpayer to have to pay alternative minimum income tax as a result of selling the shares. The effective date of the treatment will be January 1, 2009 provided however, that the Executive Yuan has the discretion of postponing the effective date to January 1, 2010.

                               Local Law Appendix
                                     for USA
                   [Amended as of January 31, 2007, to reflect
                   the Company's October 1, 2006, stock split]

Purpose
-------

        This Appendix sets forth certain terms and conditions applicable to residents of the United States who are awarded Stock Options (each, a "U.S. Stock Option Holder") under the Plan and supplements the terms and conditions set forth in the Rules of the Plan. IN THE EVENT OF ANY CONFLICT AMONG THE TERMS OF THIS APPENDIX, THE RULES OR A STOCK OPTION ACCEPTANCE FORM, THE TERMS OF THIS APPENDIX SHALL GOVERN. Capitalized terms used in this Appendix without definition have the meaning assigned to such terms in the Rules.


Administration of Stock Options Granted to U.S. Stock Option Holders
--------------------------------------------------------------------

        The Company, or its authorized U.S. representative, shall (i) administer the terms of this Appendix, (ii) establish from time to time such rules and procedures as it may deem appropriate for the proper administration of this Appendix and (iii) make such determinations under and such interpretations of and take such steps in connection with this Appendix or the Stock Options granted to U.S. Stock Option Holders as it may deem necessary or advisable.


Right to American Depository Shares ("ADSs")
--------------------------------------------

        The Company may arrange, in its sole discretion, for U.S. Stock Option Holders to receive ADSs rather than Shares upon the exercise of their Stock Options, in which case, all references to "Shares" in the Rules, this Appendix, a Stock Option Acceptance Form or any other document related to the Plan shall be deemed to be a reference to one (1) ADS per Share, as the context may require. 200 ADSs will be deemed to constitute a "Unit." ADSs will be evidenced by American Depository Receipts of the Company, which are currently traded on the New York Stock Exchange.

        In the event that the Company elects to issue ADSs upon the exercise of Stock Options by U.S. Stock Option Holders, 200 ADSs will be issued upon the exercise of each Stock Option. The number of ADSs so issued will be adjusted accordingly when the number of Shares to be issued upon the exercise of each Stock Option is adjusted pursuant to the Rules.


Limitation on Number of Shares or ADSs Available for Issuance
-------------------------------------------------------------

        Notwithstanding anything to the contrary in the Rules or this Appendix, the maximum aggregate number of Shares (or ADSs) that may be issued under the Plan as ISOs is 348,000 Shares (or 348,000 ADSs), subject to any equitable adjustments to the number and kind of Shares or ADSs under the Rules to the extent permitted under Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"). To the extent permitted under Section 422 of the Code, any Shares or ADSs subject to a Stock Option that lapses, expires or is otherwise terminated without the issuance of such Shares or ADSs may again be available for purposes of this limit.

ISO Qualification.
-----------------

        To the extent possible, Stock Options awarded to Eligible Employees resident in the United States are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Code. Pursuant to the requirements of the Code, only those Stock Options awarded to Eligible Employees who are employees of an Employing Company (and which is a "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code) may be considered ISOs. Stock Options awarded to non-employee directors of an Employing Company shall be nonqualified stock options.

Vesting and Exercise
--------------------

        By way of clarification, if a U.S. Stock Option Holder ceases to be a director, auditor, officer or employee of any Employing Company under circumstances as a result of which such U.S. Stock Option Holder's Stock Options "shall become non-exercisable" in accordance with Rule 5.1, as applicable, it is understood that:

        (1) If such cessation occurs prior to the start of the Exercise Period (April 1, 2006), such U.S. Stock Option Holder's Stock Options shall never become exercisable, but shall be cancelled without any payment being made to the U.S. Stock Option Holder in respect thereof; and

        (2)    If such  cessation  occurs on or after the start of the  Exercise
               Period, such U.S. Stock Option Holder's Stock Options shall no longer be exercisable as of the date of such cessation, and shall be cancelled without any payment being made to the U.S. Stock Option Holder in respect thereof.

In no event will a U.S. Stock Option Holder be permitted to exercise Stock Options either before the start of the Exercise Period or after the end of the Exercise Period.

        Due to the prohibition on loans to directors and executive officers of the Company set forth under Section 402 of the Sarbanes-Oxley Act of 2002, the cashless exercise feature of the Plan, as set forth in Rule 6.2, is not available for U.S. Stock Option Holders who are directors and executive officers of the Company at the present time. The Company will inform those who are subject to this prohibition if such feature does become available in the future. Until such time, such U.S. Stock Option Holder must exercise his or her Stock Options in the manner set forth in Rule 6.1.

ISO Conditions
--------------

         A U.S. Stock Option Holder must comply with each of the following conditions to ensure that his or her Stock Options qualify as ISOs. Except where otherwise noted, responsibility for complying with the following conditions will be the responsibility of the individual U.S. Stock Option Holder:

        (1)    Employee  Status.  At all times during the period  commencing on
               ----------------
               the relevant Date of Grant and ending on the date three months prior to the date of exercise, the U.S. Stock Option Holder must be an employee of the Company or another member of the Advantest Group (except in the case of an employee who is disabled within the meaning of Section 22(e)(3) of the Code, in which case such three-month period is extended to one year).

        (2)    10% Shareholders.  No Stock Option shall qualify as an ISO if the
               ----------------
               U.S. Stock Option Holder is a 10% Shareholder, unless (a) the Exercise Price, as of the Date of Grant, is at least 110% of the fair market value of the Shares or ADSs subject to the Stock Option and (b) such Stock Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant. A "10% Shareholder" means that, as of the relevant Date of Grant, an individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

        (3)    Holding  Period.  A Stock Option will  qualify for ISO  treatment
               ---------------
               only if the U.S. Stock Option Holder makes no disposition of the Shares or ADSs acquired upon exercise of the Stock Option within two years from the Date of Grant or within one year from the date of exercise.

        (4)    Restrictions on Exercise.
               ------------------------

               (a) The Stock Option may only be exercised by the U.S. Stock Option Holder during his or her lifetime.

               (b) To the extent that the aggregate fair market value of Shares or ADSs with respect to which Stock Options are exercisable for the first time by a U.S. Stock Option Holder during any calendar year exceeds $100,000, such Stock Options shall not qualify for treatment as ISOs. The foregoing sentence shall be applied by taking Stock Options into account in the order in which they were granted.

        (5)    Conditions  Otherwise Satisfied by Plan. The Plan was approved by
               ---------------------------------------
               shareholders of the Company on July 4, 2005. No Stock Option shall be granted under the Plan later than ten years from the date on which the Plan was approved by the Board of Directors of the Company (the "Board").

Any Stock Option granted under the Plan that fails to satisfy conditions (1) through (5) above shall be deemed to be a nonqualified stock option. Any ambiguities in the terms of a Stock Option granted under the Plan shall, to the extent possible, be construed in favor of a finding that such Stock Option qualifies as an ISO.

        The Company shall have the right, in its sole discretion, to elect to have any rights granted to Stock Option Holders generally by operation of any non-U.S. law, including, without limitation, any Japanese law granting retroactive dividend rights, not apply to U.S. Stock Option Holders where such law (i) is not required to apply to U.S. Stock Option Holders and (ii) would jeopardize or prevent such U.S. Stock Option Holders' Stock Options from qualifying as ISOs.

Cessation of Employment
-----------------------

        This Appendix shall not be construed to limit the period of time, if any, following a U.S. Stock Option Holder's termination of employment during which the U.S. Stock Option Holder may exercise his or her Stock Options pursuant to Rule 5. Nevertheless, a U.S. Stock Option Holder who intends for his or her Stock Options to be treated as ISOs will be required to exercise such

Stock Options upon the earlier of (i) such time specified in the applicable provision of Rule 5 and (ii) three months following his or her termination of employment (except in the case of an employee who is disabled within the meaning of Section 22(e)(3) of the Code, in which case such three-month period is extended to one year).

Not Part of Wages
-----------------

        Awards of Stock Options are not part of a U.S. Stock Option Holder's base salary or wages and will not be taken into account in determining any other employment-related rights the U.S. Stock Option Holder may have, such as rights to pension or severance pay.

Securities Law Restrictions.
---------------------------

        The Company may require each U.S. Stock Option Holder purchasing or acquiring Shares or ADSs pursuant to a Stock Option under the Plan to represent to and agree with the Advantest Group in writing that such U.S. Stock Option Holder is acquiring the Shares or ADSs for investment and not with a view to the distribution thereof. All certificates for Shares or ADSs delivered under the Plan, upon exercise of a Stock Option, shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Shares or ADSs are then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No Shares or ADSs shall be issued hereunder unless the Advantest Group shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

Bank and Broker
---------------

        Notwithstanding anything to the contrary in the Rules, including, without limitation, Rules 1.1 or 6.6.3, or your Stock Option Acceptance Form:

        (1)    "Broker"  means JPMorgan Chase Bank or such other broker or agent
                ------
               appointed   from  time  to  time  by  the   Company   to  execute
               transactions in connection with the Plan; and

        (2) A U.S. Stock Option Holder shall open and maintain an account in his or her name with JPMorgan Chase Bank for the purpose of the payment of the proceeds of a sale of Shares or ADSs. Such account shall be opened through the Company.

Adjustment
----------

        Unless the Company determines otherwise, notwithstanding Rule 3.1 to the contrary, no adjustments shall be effective if the result of the adjustment is a reduction in the aggregate Exercise Price of a stock option grant.

                                                          DATE: December 1, 2006

                                      RULES
                                       OF
                            THE ADVANTEST CORPORATION
                        INCENTIVE STOCK OPTION PLAN 2006


1     Definitions

1.1   In these Rules:

      "Advantest Group" means the Company and its subsidiaries;

      "Broker" means Mizuho Investors  Securities Co., Ltd. or such other broker
      or  agent   appointed  from  time  to  time  by  the  Company  to  execute transactions in connection with the Plan;

      "Company" means Advantest Corporation;

      "Date of Grant" means December 1, 2006;

      "Directors" means the board of directors of the Company;

      "Eligible Employee" means any such director, auditor, officer or employee of an Employing Company as designated by the Company;

      "Employing Company" means any one of the companies listed on Attachment A hereto;

      "Exercise Period" means a period commencing on April 1, 2007 and expiring at the close of business on March 31, 2011;

      "Exercise Price" means the price to be paid by a Stock Option Holder for the exercise of each Stock Option;

      "Guidelines" means Incentive Stock Option Plan 2006 Guidelines for exercising Stock Option granted to Eligible Employees in accordance with these Rules;

      "Plan" means the plan known as "The Advantest Corporation Incentive Stock Option Plan 2006" in its present form or as from time to time amended in accordance with the Rules;

      "Rules" means these rules as amended from time to time;

      "Shares" means fully paid common shares of stock of the Company;

      "Stock Option" means the stock options granted by the Company in accordance with the resolution of the shareholders' meeting of the Company held on June 27, 2006 and the resolution of the board meeting of the Company held on November 29, 2006;

      "Stock Option Holder" means a person holding a Stock Option;

      "Stock Option Register" means a register which is prepared and maintained by the Company pursuant to the Japanese Company Law (Law No.86 of 2005) and which lists information including the names and addresses of Stock Option Holders;

      "Subscription Price" means the price of a Share to be delivered upon exercise of a Stock Option, subject to adjustment provided in Rule 3, and the initial Subscription Price is 6,218 yen;

      "Tokyo Business Day" means a business day in Tokyo, Japan on which both the Company and the Tokyo Stock Exchange are open for the transaction of business; and

      "Unit" means 200 Shares or such other amount of Shares to which a voting right at a shareholders' meeting is granted pursuant to the Japanese Company Law and the Articles of Incorporation of the Company.

1.2 Where the context permits or requires the singular includes the plural and the masculine includes the feminine and vice versa.

1.3   Headings shall be ignored in construing the Rules.

2     Grant of Stock Options

2.1   Grant of Stock Options

      The Company may at its absolute discretion grant to any Eligible Employee such number of Stock Options as determined by the Company. Each Eligible Employee will be informed in writing by the Company of such grant.

2.2   Conditions on Exercise

      2.2.1 A Stock Option may be exercised only on a Tokyo Business Day.

      2.2.2 The number of Stock Options exercised at one time shall be 10 or multiples of 10. If the number of Stock Options held by a Stock Option Holder is not 10 or a multiple of 10 (e.g., the number of Stock Options held is 27), the remaining Stock Options (in this example, 7) may be exercised only when they are exercised together with 10 or a multiple of 10 Stock Options (in this example, he or she may exercise 17 or 27 of his Stock Options). However, if the number of Stock Options held by a Stock Option Holder is less than 10, the Stock Option Holder may exercise his Stock Options only when he exercises all of his Stock Options.

2.3   Acceptance of Stock Option

      To be entitled to grant of Stock Options, any Eligible Employee must execute a written acceptance of such Stock Options in the form of Attachment B hereto and deliver such acceptance form to the Company by December 1, 2006. The acceptance form includes the explanation of the terms of Stock Options in compliance with the Japanese Company Law. In the event of any inconsistency between these Rules and the acceptance form, the provisions of these Rules shall prevail.

2.4   No Payment

      No payment to the Company or the Employing Company shall be required from a Stock Option Holder upon the grant or acceptance of any Stock Option. The grant of the Stock Option is the Company's ex gratia.

2.5   Disposal Restrictions

      2.5.1 Neither a Stock Option nor any rights or interests in respect of it may be transferred, assigned, pledged or otherwise disposed of by a Stock Option Holder to any other person or entity. If a Stock Option Holder purports to transfer, assign, pledge or dispose of any such Stock Option or rights or interests, whether voluntarily or involuntarily, then the Stock Option may not be exercised and will be automatically transferred by the Company pursuant to Rule 5.

      2.5.2 A Stock Option Holder may not assign, delegate or otherwise transfer any of its rights or obligations under these Rules.

2.6   Certificates

      No certificates will be issued for Stock Options.

2.7   Grant to Employing Company

      When the Stock Options are granted to an Employing Company, these Rules shall apply to that Employing Company, and "Eligible Employee" shall read as "Employing Company", and in the application of Rule 5, "Stock Option Holder" shall be read as "Eligible Employee who is granted a cash bonus right corresponding to the Stock Option granted to that Employing Company".

3     Variations In Share Capital

3.1   Adjustment of Stock Option

      3.1.1 The Exercise Price is 1,243,600 yen.

      3.1.2 The number of Shares to be delivered upon exercise of each Stock Option is 200 Shares (i.e., 1 Unit). If any adjustment is made to the Subscription Price, then the number of Shares to be delivered in relation to each Stock Option shall be adjusted in accordance with the following formula, with fractions of a Share being rounded down:

                                           Exercise Price
                   Number of Shares = --------------------------
                                         Subscription Price

      3.1.3 If the Company shall make a stock split or consolidate its Shares into a smaller number of shares, then the Subscription Price shall be adjusted by the Directors based on the following formula:

                                                       1
                   NSP   =  OSP x ---------------------------------------------
                                    Stock Split Ratio or Consolidation Ratio

            where:
            NSP = the Subscription Price after such adjustment.
            OSP = the Subscription Price before such adjustment.

      3.1.4 If the Company shall issue any Shares (other than Shares issued upon conversion or exchange of any convertible or exchangeable securities issued by the Company or upon exercise of any rights or warrants issued, granted or offered by the Company) or dispose of Shares owned by the Company (other than Shares delivered upon exercise of any rights or warrants granted by the Company) and the consideration per Share receivable by the Company shall be less than the current market price per Share, then the Subscription Price shall be adjusted by the Directors based on the following formula:

                                      N + v
                   NSP   =  OSP x --------------
                                      N + n

            where:
            NSP and OSP have the meanings ascribed thereto in Rule 3.1.3.

            N = the number of Shares outstanding immediately prior to such adjustment.

            n = the number of additional Shares being issued as aforesaid or (in the case of disposal of Shares owned by the Company) the number of Shares being disposed of.

            v =   the  number  of  Shares  which  the  aggregate   consideration
                  receivable by the Company would purchase at such current market price per Share.

      3.1.5 In addition to Rule 3.1.3 and 3.1.4, in any of the following circumstances, the Company will adjust the Subscription Price in the manner it considers appropriate in its absolute discretion:

            (i) the Company will issue securities convertible into Shares (including shares to be acquired by the Company upon request by the shareholder or upon occurrence of certain events) at a consideration per Share receivable by the Company which is less than the current market price per Share;

            (ii) the Company will issue warrants, or securities with warrants, to subscribe for or purchase Shares at a consideration per Share receivable by the Company which is less than the current market price per Share;

            (iii) adjustment of the  Subscription  Price becomes  necessary as a result of merger, corporate division or stock-for-stock exchange; or

            (iv) in addition to the foregoing, adjustment of the Subscription Price becomes necessary as a result of change (or possible change) in the number of outstanding Shares.

      3.1.6 Any   fractional   number   resulting  from   calculations   of  the
            Subscription Price shall be rounded up to the nearest one yen.

      3.1.7 The Subscription Price after the adjustment shall be the sum to be obtained by multiplying the Subscription Price per share after the adjustment by the number of shares to be issued per Stock Option after the adjustment.

3.2   Notice

      The Company will notify Stock Option Holders of any adjustment made under this Rule 3.

4     Exercise and Cancellation - General Rules

4.1   Exercise

      Unless otherwise specified in these Rules, a Stock Option shall only be exercisable:

      4.1.1 within the Exercise Period; and

      4.1.2 subject to the conditions imposed under Rule 2.2.

5     Automatic Transfer of Stock Options:

5.1   Events of automatic transfer

      A Stock Option owned by Stock Option Holder shall be automatically transferred to the Company for no consideration if any of the following events occurs:

      5.1.1 the general meeting of the shareholders or, if approval by the shareholders' meeting is not legally required, then the board of directors resolves to approve (i) any merger agreement pursuant to which the Company shall dissolve, (ii) any agreement or a plan pursuant to which the Company shall split all or part of its business or (iii) any stock-for-stock exchange agreement or stock-transfer plan pursuant to which the Company shall become a wholly-owned subsidiary of another company.

      5.1.2 a Stock Option Holder becomes a person who does not hold any position as a director, corporate auditor, officer, employee or any other similar position of the Company or its subsidiaries; except where the Company deems that it is appropriate to allow him/her to exercise his/her Stock Options and notifies him/her.

      5.1.3 a Stock Option Holder dies.

      5.1.4 a Stock Option Holder waives all or part of his/her stock options by submitting to the Company the form specified by the Company.

      5.1.5 a Stock Option Holder becomes for any reason a director, officer, auditor or employee of a company which is a competitor with the Company and the Company notifies the Stock Option Holder that his/her stock options are non-exercisable.

      5.1.6 a Stock Option Holder is in breach of laws, internal rules of the Company or the Rules, and the Company notifies the Stock Option Holder that his/her stock options are non-exercisable.

6     Exercise of Stock Option

6.1   Manner of Exercise

      6.1.1 To exercise a Stock Option, a Stock Option Holder must deliver on a Tokyo Business Day, an exercise notice to the Company (with a copy to the Employing Company), in the prescribed form (Attachment C), duly completed and signed by the Stock Option Holder. The Stock Option Holder may not withdraw the exercise notice for any reason.

      6.1.2 A Stock Option Holder shall pay the total amount of the Exercise Price relating to the number of Stock Options that he exercised (the "Total Exercise Price") and the related expenses and taxes (if any), by transfer to the account designated by the Company. The commission for such transfer shall be incurred by the Stock Option Holder. After the Company confirms its receipt of the Total Exercise Price and the related expenses and taxes (if any), the Shares shall be delivered by crediting the number of Shares, through the Japan Securities Depository Center, Inc. (the "JSDC"), to the Stock Option Holder's account opened pursuant to Rule 6.6.2.

6.2   Sale of Shares

      6.2.1 A Stock Option Holder may request, through the Company, that the Broker sell all the Shares resulting from his exercise of Stock Options. Any such request shall be made in a notice as referred to in Rule 6.1.1.

      6.2.2 After the receipt of a notice as referred to in Rule 6.2.1, the Company shall procure funds to be paid as the Total Exercise Price on behalf of the Stock Option Holder, and deliver the resulting Shares to the Stock Option Holder in the manner specified in Rule
            6.1.2. The Shares shall be sold without delay after the Broker confirms receipt of the Shares by the Stock Option Holder. Subject to Rule 6.5, the Broker shall transfer, to the Stock Option Holder's account with Mizuho Bank, Ltd. ("Mizuho Bank") opened pursuant to Rule 6.6.3, the proceeds of the sale of the Shares less (i) the commission for the sale, (ii) the related expenses and taxes (if any) and (iii) the commission for such transfer, within 30 days of the sale. The Stock Option Holder shall transfer, to the bank account designated by the Company, an amount equal to (i) the Total Exercise Price plus (ii) the related expenses and taxes paid or to be paid by the Company in connection with the exercise of the Stock Options or the sale of the Shares.

      6.2.3 If the Company deems that the proceeds of a sale of the Shares will not be enough to cover (i) the Total Exercise Price plus (ii) all expenses and taxes paid or to be paid by the Broker or the Company in connection with the exercise of the Stock Options or the sale of the Shares, the Company may either (a) sell the Shares in accordance with Rule 6.2.2 or (b) reject the request of the Stock Option Holder to sell the Shares and deem that he has withdrawn the exercise of his Stock Options, provided that if the request to sell the Shares has been made to the Broker in accordance with Rule 6.2.1, the Company may so deem only when such withdrawal can be made under the rules of the JSDC and the internal rules of the Broker. If the Stock Options are deemed to have not been exercised, the Stock Option Holder may exercise the relevant Stock Options in accordance with these Rules after he receives a notice from the Company to the effect that his Stock Options have been so deemed. The Company shall not be liable to the Stock Option Holder for any result of any decision made under this Rule 6.2.3.

6.3 When the number of Shares deliverable upon exercise of the Stock Options includes less than one Unit, the exercising Stock Option Holder shall be deemed to request the Company to purchase such Shares pursuant to the Japanese Company Law. The determination of whether the number of Shares deliverable upon exercise includes less than one Unit shall be made separately with respect to each exercise (regardless of the number of Stock Options included therein).

6.4   No Part Exercise

      A Stock Option may be exercised with respect only to each Stock Option, and no Stock Option may be exercised in part.

6.5   Withholding

      The Company and the Broker shall be entitled to withhold, and the Stock Option Holder shall be obligated to pay, the amount of any tax attributable to or payable by and any social security or similar payments attributable to or payable by the Stock Option Holder in connection with the exercise or receipt of his Stock Option or the sale of the Shares. The Company and the Broker may establish appropriate procedures to provide for any such payments and to ensure that the relevant company receives prompt advice concerning the occurrence of any event which may create, or effect the timing or amount of any obligation to pay or withhold any such taxes or which may make available to the relevant company any tax deduction with respect to the payment.

6.6   Broker

      6.6.1 The Broker will assist the Company in connection with the exercise of the Stock Options and the sale of the resulting Shares.

      6.6.2 Prior to the exercise of the Stock Options, a Stock Option Holder shall open and maintain an account in his name with the Broker for the purpose of the delivery and deposit of the Shares to be delivered upon the exercise. Such account shall be opened through the Company.

      6.6.3 Prior to the sale of the Shares pursuant to Rule 6.2, a Stock Option Holder shall open and maintain an account in his name with Mizuho Bank for the purpose of the payment of the proceeds of a sale of Shares. Such account shall be opened through the Company.

7     General

7.1   Notices

      Any notice or other document required to be given under or in connection with the Plan may be delivered to a Stock Option Holder or sent by post or facsimile with confirmation in writing to him at his address which appears on the Stock Option Register. Notices sent by post shall be deemed to have been given on the day following the date of posting. Any notice or other document required to be given to the Company under or in connection with the Plan may be delivered or sent by post or facsimile with confirmation in writing to it at its registered office (or such other place or places as the Company may from time to time determine and provide Stock Option Holders with notification of).

7.2   Directors' Decisions Final and Binding

      The decision of the Directors in connection with any interpretation of the Rules or in any dispute relating to a Stock Option or other matter relating to the Plan shall be final and conclusive and binding on the relevant parties.

7.3   Costs

      The costs of introducing and administering the Plan shall be borne by the Company and the Employing Companies.

7.4   Regulations

      The Company shall have power from time to time to make or vary regulations for the administration and operation of the Plan, provided that the same are not inconsistent with these Rules.

7.5   Limitation of Liability

      The rights and obligations of a Stock Option Holder under the terms and conditions of his office or employment shall not be affected by his participation in the Plan or any right he may have to participate in the Plan. An individual who participates in the Plan waives all and any rights to compensation or damages in connection with rights under the Plan arising from the termination of his office or employment with any company for any reason whatsoever relating to any Stock Option under the Plan as a result of such termination or from the loss or diminution in value of such rights or entitlements.

7.6   Personal Information

      A Stock Option Holder hereby consents and agrees that the Company and the Employing Companies may collect, store, process, use, transfer and modify his personal information regarding identity, place of employment and other pertinent information needed to effectuate his participation in the Plan with other parties within the Advantest Group, or with third parties to the extent necessary or helpful in the implementation of the Plan.

7.7   No Entitlements

      7.7.1 Nothing in the Plan, these Rules or any document related thereto shall be construed as guaranteeing any Eligible Employee's continued employment or engagement with any member of the Advantest Group, or as giving any Eligible Employee any right to continued employment or engagement with any member of the Advantest Group, during any period.

      7.7.2 Awards of Stock Options are discretionary. No award of Stock Options shall confer on the Stock Option Holder any right or entitlement to receive another award of stock options at any time in the future.

8     Amendments

      Subject to Rule 7.4, the Company may at any time modify these Rules in any respect. The Company may at any time amend these Rules so that the Company may issue new shares upon exercise of Stock Options instead of transferring its treasury stock.

9     Governing Law and Jurisdiction

      These Rules and all Stock Options shall be governed by and construed in accordance with Japanese law. Any dispute arising out of, or in connection with, these Rules shall be subject to the exclusive jurisdiction of the Tokyo District Court.

10    Local Law Appendix

      The Local Law Appendix attached hereto shall be an integral part of these Rules. In the event of any inconsistency between these Rules and the Local Law Appendix, the provisions of the Local Law Appendix shall prevail.

                                                                    Attachment A

Employing Company

            Advantest America, Inc.

            Advantest (Europe) GmbH

                                                                    Attachment B

Acceptance Form: delivered on November 29, 2006




                                                                    Attachment C

Exercise Notice: to be delivered separately

                               Local Law Appendix
                                   for Germany


1.    Definitions

      Definitions as set out in 1.1 of the Rules are applicable to this Appendix.

2.    Eligible Employees

      The Company's discretion with respect to 2.1 will be exercised in a way complying with German law, in particular with the labour law principle of equal treatment (arbeitsrechtlicher Gleichbehandlungsgrundsatz) and with the prohibition of discrimination (Diskriminierungsverbot).

3.    Ex-gratia benefit

      The grant of the Stock Option is an ex-gratia benefit (freiwillige Leistung). It is granted without any obligation and even repeated granting will not create a legal claim.

4.    Vesting

      The Stock Options shall vest in Eligible Employees at the time of exercise of such Stock Options.

5.    Deemed Exercise

      If Stock Options held by a Stock Option Holder become automatically transferable pursuant to Rule 5.1.2, those Stock Options shall be deemed to be exercised immediately prior to the time the respective Stock Option Holder becomes a person who does not hold any position as a director, corporate auditor, officer, employee or any other similar position of the Advantest Company or its subsidiaries. If the Company deems that the proceeds of the sale of the resulting Shares will not be enough to cover
      (i) the Total Exercise Price plus (ii) all costs, expenses and taxes referred to in Rule 6.2.3, then the Stock Options are deemed to be waived by the Stock Option Holder. This clause 5 applies to Rules 5.1.5 and 5.1.6 mutatis mutandis.

6.    Adjustment of the Subscription Price

      The  Company's   discretion   with  respect  to  the   Adjustment  of  the
      Subscription Price will be exercised taking into fair consideration the circumstances where such adjustment is deemed appropriate.

7.    Taxes/Withholding

      There are income tax charges on the exercise of an option at a rate of between 15% and 42% (as of 2006) depending on the taxable income of the Stock Option Holder to be increased by a 5.5% "solidarity" surcharge on the income tax due. The tax charge is determined by the difference between the market value of the shares at the date the shares are booked out (Ausbuchung) of the account of the Company or of any transfer agent of the

      Company and the option exercise price. The market value is defined on the basis of the quoted prices on the respective stock exchange. The Employing Company is entitled to deduct the taxes from the gross salary of the Stock Option Holder. Additionally, the usual social security contributions (to the extent the wage base for social security contributions are not exceeded) have to be paid on the difference between the exercise price and the market value at the date the shares are booked out (Ausbuchung) of the account of the Company or of any transfer agent of the Company. If the regular salary of the Stock Option Holder is not sufficient for the Employing Company to deduct wage tax and pay such tax to the competent tax office, the Employing Company will request the Stock Option Holder to either pay the tax to the Employing Company enabling the Employing Company to withhold wage tax or pay it to the tax office directly. The Employing Company will inform the tax office of such request.

      If the Stock Option Holder sells the shares within 12 months of the acquisition (and the aggregated total short-term capital gains less short-term capital losses for the respective calendar year amount to Euro 512 or more) or owns 1% or more of the stated capital of the Company (or has owned 1% or more at any time in the last five years) or holds the shares as business assets, he will be subject to income tax (and solidarity surcharge) on one-half of the difference between the sales prices and the market value at the date of exercise. If the Stock Option Holder sells the shares more than 12 months after acquisition (or within 12 months of the acquisition and the aggregated total short-term capital gains less short-term capital losses for the respective calendar year amount to less than Euro 512), does not own 1% or more of the stated capital of the Company (and has not owned 1% or more at any time in the last five years) and does not hold the shares as business assets, no tax is payable.

      In principle, one-half of the gross dividends received by Stock Option Holders will be subject to income tax at the progressive tax rate plus solidarity surcharge. Investment income received by the Stock Option Holder, including dividends and interest, after deduction of half the income-related expenses in economic connection with the dividends or the standard amount for income-related expenses of Euro 51 (Euro 102 for married couples filing jointly), are tax-free up to the maximum amount of tax-free savings allowances of Euro 1,370 (or Euro 2,740 for married couples filing jointly).

      Please note, however, that there are ongoing discussions among the German Finance Ministry officials with respect to changing German income tax rules. Changes with effect in 2006 or later, therefore, cannot be excluded.

8.    Insider Dealings

      Please note that Germany has adopted the EC-Directive on Insider Dealings. Insiders are, among others, persons who by virtue of their position as members of managing or supervisory boards of the issuing company or its subsidiaries or by their profession or work, have knowledge of not publicly known facts which may influence the market value of the securities issued. Insiders are subject to certain restrictions in selling or purchasing such securities or otherwise making use of their insider knowledge. Anyone in breach of those provisions will be liable to imprisonment or fine.

                               Local Law Appendix
                                    for Italy

TAXATION

Any term not defined in the present appendix shall have the same meaning as ascribed to it under the Rules.

For the purpose of this appendix, the Stock Option Holder is assumed to be resident in Italy for Italian tax purposes.

Grant of a Stock Option. The grant of a Stock Option itself is not subject to tax in the hands of the Stock Option Holder, as the Rules do not provide for the possibility to transfer it to any third parties.

Exercise of a Stock Option. If the Exercise Price is equal to, or higher than, the fair market value (as defined below) of the Share on the date of the offer of the Stock Option (as defined below), the difference between:

o the fair market value of the Share on the date of exercise of the Stock Option, and
o     the Exercise Price paid by the Stock Option Holder

is not taxable in the hands of the Stock Option Holder as employment income. However, such exemption does not apply if, as a consequence of the exercise of the Stock Option, the Stock Option Holder owns more than 10% of the share capital of the Company.

Conversely, if the Exercise Price is lower than the fair market value of the Share at the time of the offer of the Stock Option, the above mentioned difference is fully taxable as employment income in the hands of the Stock Option Holder and social security contributions also are due.

Employment income is subject to tax at progressive rates roughly ranging between 23% and 43%, depending on the total taxable income of the Stock Option Holder. Under certain circumstances, taxes due by the Stock Option Holder are to be withheld by the Employing Company and remitted to the competent tax offices.

As to shares listed on a regulated market, the fair market value for tax purposes is equal to the average of the stock market prices of same shares computed with reference to the last month. The date of the offer is the day when the corporate bodies of the Company resolve upon the main terms and conditions of the Plan.

Sale of Shares. The sale of Shares amounting to a "non qualified shareholding" is subject to a 12.5% substitute tax in the hands of the transferor on the difference between the sale price and the Exercise Price.

The sale of Shares amounting to a "qualified shareholding" is subject to personal progressive taxation in the hands of the transferor at rates roughly ranging between 23% and 43% on an amount equal to 40% of the difference between the sale price and the Exercise Price.

Shares are deemed to amount to a "non qualified shareholding" in case they entitle the relevant holder to:

o up to 2% of the voting rights at the ordinary shareholders' meeting of the company or to 5% of the share capital of the company, as far as shares listed on a regulated market, or

o up to 20% of the voting rights at the ordinary shareholders' meeting of the company or to 25% of the share capital of the company, as far as shares not listed on a regulated market.

If the above percentages are exceeded, the shares are deemed to amount to a "qualified shareholding".

The amount subject to substitute tax or personal progressive taxation is reduced by any amount possibly subject to tax at the time of the exercise of the Stock Options (see under Exercise of Stock Options, above).

Dividends. Dividends received on "non qualified shareholdings" (as defined above) are subject to a 12.5% tax, which is either withheld by the Italian financial intermediary - if any - entrusted with the actual payment of such dividends, or directly paid by the recipient, as the case may be.

Dividends received on "qualified shareholdings" (as defined above) are subject to progressive taxation in the hands of the recipient at rates roughly ranging between 23% and 43%. In case any Italian financial intermediary is entrusted with the actual payment of such dividends, the same intermediary shall levy an advanced 12.5% withholding, which can be deducted against the final tax burden to be paid by the recipient. Similarly, any tax possibly paid or withheld abroad on the dividends received can be deducted against the final tax burden within the limits provided for by the relevant Italian tax law.

                               Local Law Appendix
                                    for Korea


This Appendix has been prepared to provide you with a summary of information regarding your stock options granted by the Company under the Incentive Stock Option Plan 2006 (the "Plan") specific to Korea.

This supplement is based on the tax laws and other laws concerning stock options in effect in Korea as of June 2006. These laws are often complex and change frequently. As a result, the information contained in this summary may be out-of-date at the time you exercise your option or sell shares you acquire under the Plan.

In addition, this supplement is general in nature. It may not apply to your particular tax or financial situation, and the Company is not in a position to assure you of any particular tax result. Accordingly, you are advised to seek appropriate professional advice as to how the tax or other laws in your country apply to your specific situation.

If you are a citizen or resident of a country other than Korea, the information contained in this supplement may not be applicable to you.

TAX INFORMATION

Grant

You will not be subject to tax when a stock option is granted to you under the Plan.

Date of Vesting

You will not be subject to tax when your stock options vest.

Exercise

You will be subject to income tax when you exercise your stock option. You will be taxed on the difference between the fair market value of the shares at exercise and the option price (i.e., the spread). This difference is treated as salary and taxed at your marginal rate. If the Employing Company for which you are employed bears the cost of the spread, your employer will withhold from the spread at exercise the appropriate income tax and any social insurance contributions associated with the realized income and pay it to the Korean tax authorities and social insurance funds.

Sale of Shares

When you subsequently sell the shares that you acquire under the Plan, you will be subject to capital gains tax on any gain that you realize above the fair market value at the time the option is exercised. The capital gains tax on stock is currently 22%. There is an annual personal exemption from tax for the first 2,500,000 won of capital gains that you make in any tax year. However, if your capital gains exceed this limit, then you will be required to declare the gains and tax will be due on the excess amount. A 10% reduction in capital gains tax will be available if you pay the tax due within two months of the end of the month calendar quarter in which you sold your shares. No securities transaction tax will apply to either Company's sale to you or your subsequent disposition of shares acquired pursuant to the Plan.

Dividends

Income from receipt of dividends from shares is subject to tax at ordinary income tax rates, which range from 8.8% to 38.5%. Your employer is not required to withhold or report such income. It is your responsibility to report this income on your annual tax return and to pay all taxes owed.

Labor Law Acknowledgment

By accepting this stock option, you acknowledge that the Plan is discretionary in nature and may be unilaterally suspended or terminated by the Company at any time.


RELATED CONSENTS

Personal Information

Through accepting the invitation extended to you to receive Stock Options offered under the Plan, you effectively consent and agree that your employer and the Company may use personal information regarding your identity, place of employment, and other pertinent information needed to effectuate your participation in the Plan with other parties within the Advantest Group or third parties to the extent necessary or helpful to implement the Plan.

Treatment and Management of Purchased Stock

Through accepting the invitation extended to you to receive Stock Options offered under the Plan, you effectively consent and agree that upon subscribing to Shares under the Plan, the Company is authorized to take action regarding the stocks and proceeds derived therefrom and participate in the management of the stocks and proceeds derived therefrom as outlined in the Rules of the Advantest Corporation Incentive Stock Option Plan 2006, as described in Section 6.2, 6.4, 6.5, and all other Sections describing such actions and/or participation.

                               Local Law Appendix
                                  for Malaysia


INTERPRETATION

Terms which have been defined in the Rules of the Plan shall, unless otherwise defined in this Local Law Appendix for Malaysia, have the same meaning and interpretation ascribed to it in the Rules of the Plan.

The terms and conditions set out in this Local Law Appendix for Malaysia shall be applicable to Eligible Employees who are residents in Malaysia and is supplemental to the terms and conditions set out in the Rules of the Plan. In the event of any inconsistency or conflict between (1) this Local Law Appendix for Malaysia, (2) the Rules of the Plan and/or (3) the written acceptance for Stock Options in the form of Attachment B of the Rules, this Local Law Appendix for Malaysia shall prevail.


AMENDMENTS/ADDITIONS TO THE RULES

Rule 2.3 - Acceptance of Stock Option
-------------------------------------

Rule 2.3 shall be deleted in its entirety and replaced with the following new Rule:-

"2.3  Acceptance of Stock Option
      --------------------------

      2.3.1 Eligibility under the Plan does not confer on an Eligible Employee a claim or right to participate in or any rights whatsoever under the Plan and an Eligible Employee does not acquire or have any rights over or in connection with the Stock Options or the Shares comprised herein unless a grant of Stock Options has been made by the Company to the Eligible Employee pursuant to Rule 2.1 and the Eligible Employee has accepted the grant of Stock Options in accordance with the terms of such grant and the Plan.

      2.3.2 To be entitled to grant of Stock Options, any Eligible Employee must execute a written acceptance of such Stock Options in the form of Attachment B hereto and deliver such acceptance form to the Company by July 11, 2005 (the "Expiry Date"). The acceptance form includes the explanation of the terms of Stock Options in compliance with the Japanese Commercial Code. In the event of any inconsistency between these Rules and the acceptance form, the provisions of these Rules shall prevail.

      2.3.3 If any grant of Stock Option is not accepted in the manner prescribed above, such grant shall on the Expiry Date, automatically lapse and be null and void and of no further legal effect."

Rule 2.7 - Grant to Employing Company
-------------------------------------

Rule 2.7 shall be deleted in its entirety.

Rule 7.7 - No Entitlements
--------------------------

The following new Rule 7.7.3 shall be inserted immediately after the existing Rule 7.7.2:-

       "7.7.3 This Plan does not form part nor shall it in any way be construed as giving rise to any term of employment of any Eligible Employee, whether express or implied, in respect of the grant of Stock Options under the Plan."


EXCHANGE CONTROL

These exchange control regulations are based upon the ECM Notices issued by Bank Negara Malaysia which are in effect in Malaysia as at June 2005. A person "resident" in Malaysia is required to comply with the Malaysian exchange control requirements, as it may be varied or revoked by Bank Negara Malaysia from time to time. You should therefore seek the advice of your local counsel to ensure that you are in compliance with such requirements at all times. Non-compliance with any of the ECM Notices constitutes an offence under paragraph 7 of the Fifth Schedule to the Exchange Control Act, 1953.

For Malaysian  exchange control purposes,  a "resident" means inter alia:-

(1) a citizen of Malaysia, excluding a person who has obtained permanent resident status in a territory outside Malaysia and is residing outside Malaysia; or

(2) a non citizen of Malaysia who has obtained permanent resident status in Malaysia and is residing permanently in Malaysia.

Currency of Payment
-------------------

All payments by residents, pursuant to the exercise of the Stock Options in accordance with Rule 6.1.2 and/or Rule 6.2.2, must be made in a foreign currency other than the currencies of Israel, Serbia and Montenegro.

Registration Requirement
------------------------

A resident may invest any amount in foreign currency in the Shares of the Company under the Plan. However, a Stock Option Holder who, pursuant to the exercise of his Stock Options, is required to transfer the sum of the Total Exercise Price (including any related expenses or taxes) to an account designated by the Company pursuant to Rule 6.1.2 and/or Rule 6.2.2, must register such investments with the Controller at least seven (7) days prior to the remittance of the Total Exercise Price (including any related expenses or taxes).

Sale of Shares
--------------

If a resident sells his Shares pursuant to Rule 6.2, such resident must obtain the prior approval of the Controller if the Total Exercise Price exceeds the aggregate foreign currency equivalent of RM10 million. However, where the Total Exercise Price exceeds the equivalent of RM1 million but does not exceed the equivalent of RM10 million, the resident is only obliged to register the credit facility provided by the Company to the resident under Rule 6.2 with the Controller by making an online submission of Form SSC 10B pursuant to ECM 10 of the ECM Notices.

A resident is required to (i) repatriate all interest, dividend, profits and proceeds from the sale of the Shares to Malaysia as soon as they are received and (ii) sell such receipts arising therefrom for Ringgit to an authorized dealer, or deposit the funds in a permitted foreign currency account subject to the limits imposed by the Controller.


TAXATION

The taxation treatment for Stock Options in Malaysia as contained herein is based upon current taxation law and practice in Malaysia as at June 2006. However, these laws and practice may be subject to change. Additionally, the private circumstances of each individual employee would be different in regard to tax rates, personal and other reliefs etc. Accordingly, you should seek the advice of your local tax expert to ensure that you are in compliance with taxation laws and the Inland Revenue Board's ("IRB's") practices in Malaysia.


Payment of Taxes in relation to Stock Option
--------------------------------------------

Under Section 13 of the Income Tax Act, 1967 ("ITA"), as confirmed by the IRB's Public Ruling No. 4 of 2004 (issued on 9th December 2004), employment income includes any benefits arising from the grant of a Stock Option and the employee is liable to pay tax on such benefits (if any).

The employer shall be entitled to withhold and pay over to the IRB such taxes under the Income Tax (Deduction from Remuneration) Rules 1994 (as amended) as are attributable to the value of the Stock Options upon the exercise by the employee of the Stock Options in Malaysia.

Please note that tax will be payable on the exercise of the Stock Option in this case. In this connection, the time of taxation is no different from the position prior to the passage of the Finance Act 2005 which introduced certain amendments to the ITA in this area of tax law and have effect for the year of assessment 2006 and subsequent years of assessment ("FA amendments"), i.e. the employee would be taxed at the date of exercise of the Stock Option.

Calculation of Taxable Income from the Exercise of Stock Options
----------------------------------------------------------------

As to the value of the benefit to be attributed to the Stock Option, prior to the FA amendments, the Abbott v Philbin method of valuation would be applicable, which is the market value on the date of grant of the Stock Option, less the cost of the Shares. The IRB's position prior to the FA amendments was the Abbott v Philbin method of valuation.

Following the passage of the Finance Act 2005 which introduced certain amendments to the ITA with effect from the year of assessment 2006, the IRB takes the position that the taxable income from the exercise of a Stock Option should be calculated as the difference between the market value of the Share on the date the Stock Option is exercised or exercisable, and the Exercise Price, being the price to be paid by the employee, if the Stock Option is (i) granted in or after year 2006; or (ii) granted before year 2006 but exercised in or after year 2006.

Market value is determined for the purposes of the foregoing by reference to the net asset value of the Shares for the day.

However,  due to certain ambiguities in the language,  there could be a residual argument based upon the express provisions of the Finance Act 2005 that the Abbott v Philbin method of valuation may still apply, i.e. taxable income from the exercise of a Stock Option could be calculated as the difference between the market value of the Share on the date of grant of the Stock Option and the Exercise Price, being the price to be paid by the employee. This is the position prior to the passage of the Finance Act 2005 which could potentially be applied to Stock Options granted before the year of assessment 2006 and perhaps
subsequent  years  of  assessment.   However,   as  the  IRB  will  resist  this
interpretation, the employee may only wish to pursue it if the amounts are substantial.

The individual employee has the right to object and appeal if he/she does not agree with the IRB's position. Further, it is the employee, and not the company, who would have the right to appeal against the IRB's position. As such, such employee would be able to pursue their right of appeal should they be aggrieved by the IRB's position and wish to pursue an appeal notwithstanding the potential difficulties in arguing a contrary position. It is of course a matter entirely for the employee's decision as to whether or not to take up such an appeal. In this regard, the employee should consider the quantum of the tax in dispute.

                               Local Law Appendix
                          for Peoples Republic of China


The Rules of The Advantest Corporation Incentive Stock Option Plan 2006 shall be supplemented with the following provisions to govern Stock Options granted to Eligible Employees who are employed at an Employing Company established in the People's Republic of China (the "PRC"):


1.    Rule 2.1 shall read in its entirety as follows:

            Grant of Stock Options

            The Company may at its absolute discretion grant to any Eligible Employee such number of Stock Options as determined by the Company. Each Eligible Employee will be informed in writing by the Company of such grant. Benefits granted to Eligible Employees under the Plan are intended to be an additional performance incentive for employee performance beyond normal day-to-day responsibilities, and thus are not part of the regular salary offered in exchange for services.

2.    Rule 2.4 shall read in its entirety as follows:

            No Payment

            No payment to the Company or the Employing Company shall be required or permitted from a Stock Option Holder upon the grant or acceptance of any Stock Option. The Stock Option Holder shall not remit any foreign currency out of the PRC in relation to the Stock Option to which he or she is entitled. The grant of the Stock Option is the Company's ex gratia benefit of employment. The Stock Option has no commercial value.

3.    Rule 2.5.1 shall read in its entirety as follows:

            Disposal Restrictions

            Neither a Stock Option nor any rights or interests in respect of it may be transferred, assigned, pledged or otherwise disposed of by a Stock Option Holder to any other person or entity. If a Stock Option Holder purports to transfer, assign, pledge, or dispose of any such Stock Option or rights or interests, whether voluntarily or involuntary, then the Stock Option may not be exercised and will be automatically transferred by the Company pursuant to Rule 5. The Stock Option Holder may not ask the Company to redeem the Stock Options for any consideration if he decides not to exercise the Stock Option.

4.    Rule 2.5.2 shall be deleted.

5.    Rule 6.1.2 shall be deleted.

6.    Rule 6.2.1 shall read in its entirety as follows:

            A Stock Option Holder shall request, through the Company, that the Broker sell all the Shares resulting from his exercise of Stock Options. Such request shall be made in the same notice as referred to in Rule 6.1.1.

7.    Rule 6.2.2 shall read in its entirety as follows:

            After the receipt of a notice as referred to in Rule 6.2.1, the Employing Company shall immediately file the notices referred to in Rules 6.1.1 and 6.2.1 (and any other relevant documents required) with the local tax authority. After the filing, the Company shall procure funds to be paid the total amount of the Exercise Price relating to the number of Stock Options that the Stock Option Holder has exercised (the "Total Exercise Price") on behalf of the Stock Option Holder, and deliver the resulting Shares to the Stock Option Holder. All of the Shares shall be sold without delay after the Broker confirms receipt of the Shares by the Stock Option Holder. Subject to Rule 6.4, the Broker shall transfer, to the Stock Option Holder's account with Mizuho Bank, Ltd. ("Mizuho Bank") opened pursuant to Rule 6.6.3, the proceeds of the sale of the Shares less,
            (i) the commission for the sale, (ii) the related expenses and taxes (if any), and (iii) the commission for such transfer, within 30 days of the sale.

8.    Rule 6.2.3 should be amended to read in its entirety as follows:

            If the Company deems that the proceeds of a sale of the Shares will not be enough to cover (i) the Total Exercise Price plus (ii) all costs, expenses and taxes referred to in Rule 6.2.2, the Company may either (a) sell the Shares in accordance with Rule 6.2.2 or (b) reject the request of the Stock Option Holder to sell the Shares and deem that he has withdrawn the exercise of his Stock Options, provided that if the request to sell the Shares has been made to the Broker in accordance with Rule 6.2.1, the Company may so deem only when such withdrawal can be made under the rules of the Japan
            Securities Depository Center and the internal rules of the Broker. If the Stock Options are deemed to have not been exercised, the Stock Option Holder may exercise the relevant Stock Options in accordance with these Rules after he receives a notice from the Company to the effect that his Stock Options have been so deemed. The Company shall not be liable to the Stock Option Holder for any result of any decision made under this Rule 6.2.3.

9.    A new Rule 6.5 shall read in its entirety as follows:

            Withholding

            The Company, the Employing Company, and the Broker shall be entitled to withhold, and the Stock Option Holder shall be obligated to pay, the amount of any tax attributable to or payable by and any social security or similar payments attributable to or payable by the Stock Option Holder in connection with the exercise or receipt of his Stock Option or the sale of the Shares. The Company and the Broker may establish appropriate procedures to provide for any such payments and to ensure that the relevant company receives prompt advice concerning the occurrence of any event which may create, or effect the timing or amount of any obligation to pay or withhold any such taxes or which may make available to the relevant company any tax deduction with respect to the payment.

10.   A new Rule 6.7 shall read in its entirety as follows:

            Under no circumstances shall the Stock Option Holder be required or permitted to provide the Exercise Price for the exercise of the Stock Option.

11.   A new Rule 7.8 shall read in its entirety as follows:

            At no time shall the Plan be considered an offer to purchase or sell securities in the PRC.

12.   A new Rule 11 shall read in its entirety as follows:

            In order to comply with any applicable requirements announced by an authority of the PRC government, the Company shall have the right to terminate the Plan or to modify the Plan to the extent necessary to comply with such requirements. Such termination or the extent of any such modification shall be at the sole discretion of the Company. The Company shall bear no liability to the Stock Option Holder in the event the Plan is terminated or modified in accordance with this Rule 11.

                               Local Law Appendix
                                  for Singapore


            This Appendix is only applicable to employees of Advantest's Singapore entity who are ordinarily tax residents in Singapore. For avoidance of doubt, please contact your tax advisor to determine whether you are ordinarily a tax resident of Singapore.

INTERPRETATION

The terms and conditions set out in this Local Law Appendix for Singapore shall be applicable to Eligible Employees who are residents in Singapore and is supplemental to the terms and conditions set out in the Rules of the Plan. In the event of any inconsistency or conflict between (1) this Local Law Appendix for Singapore, (2) the Rules of the Plan and/or (3) the written acceptance for Stock Options in the form of Attachment B of the Plan, this Local Law Appendix for Singapore shall prevail.

AMENDMENTS / ADDITIONS TO THE RULES

Clause 1.1 - Definitions
------------------------

The definition of "Eligible Employees" in the Rules of the Plan to be deleted in its entirety and replaced with the following:

"Eligible Employee" means any such director, officer or employee of an Employing Company as designated by the Company.

Clause 2.7 - Grant to Employing Company
---------------------------------------

Clause 2.7 shall be deleted in its entirety.

Clause 4.1.1 - Exercise and Cancellation - General Rules
--------------------------------------------------------

Clause 4.1.1 shall be deleted in its entirety and replaced with the following:

within the period commencing one year from the Date of Grant and expiring at close of business on March 31, 2010.

Clause 5.1 - Events of automatic transfer
-----------------------------------------

Clause 5.1.2 shall be deleted in its entirety and replaced with the following:

a Stock Option Holder becomes a person who does not hold any position as a director, officer, employee or any other similar position of the Advantest Group; except where the Company deems that it is appropriate to allow him/her to exercise his/her Stock Options and notifies him/her that his/her Stock Options continue to be exercisable.

Clause 5.1.5 shall be deleted in its entirety and replaced with the following:

a Stock Option Holder becomes for any reason a director, officer, employee or any other similar position of a company which is a competitor with the Company and the Company notifies the Stock Option Holder that his/her Stock Options are non-exercisable.

                               Local Law Appendix
                         for Republic of China (Taiwan)


Amendments/Additions to the Rules

2.4   No Payment

      Delete "The grant of the Stock Option is the Company's ex gratia benefit of employment" and move this sentence to an added provision 2.8.


2.8   Ex Gratia Benefit (New Provision)

      The grant of the Stock Option is the Company's ex gratia benefit of employment. Participation in this Stock Option is entirely separate from any pension right or entitlement a Stock Option Holder may have and from the terms of the employment.

7.8   Tax Liabilities

      A Stock Option Holder should consult his or her financial and/or tax adviser to determine the personal tax treatment upon the grant of Stock Options, the exercise of Stock Options and the subsequent sale of Shares.

Taxation

      The following discussion is intended to summarize briefly certain tax consequences associated with the grant and exercise of options under the Plan, as well as the sale of shares obtained under the Plan. It is not intended to serve as specific tax advice concerning your participation. This supplement reflects that tax laws in effect as of June 9, 2005. Any changes in the tax laws after this date may affect the taxation of your options. You should seek the advice of your personal tax advisor for specific tax consequences associated with your participation in the Plan.


Grant of Stock Options
----------------------

A Stock Option Holder will not be subject to Taiwan taxation at the grant of the stock option under the Plan.


Date of Vesting
---------------

A Stock Option Holder will not be subject to Taiwan taxation on the vesting date of the stock option under the Plan.

Exercise of Stock Options
-------------------------

A Stock Option Holder will be subject to Taiwan taxation on the exercise of the stock option on the difference between the fair market value of the underlying shares on the date of exercise and the exercise price under the Plan.

Avantest Taiwan Inc. will issue a non-withholding statement and report the name, address, ID number and taxable income of the Stock Option Holder to the tax authorities by the end of January of the following year.

Sale of the Shares
------------------

The gains realized from the sale of the shares will not be subject to Taiwan taxation under the Plan until Article 12 of the Alternative Minimum Tax Act (the "AMT Act") comes into effect on either January 1, 2009 or January 1, 2010, subject to the Executive Yuan's further discretion.

Pursuant to Article 12 of the AMT Act, an individual taxpayer's taxable income for alternative minimum income tax purposes ("AMTI") is computed by adding back the offshore income in excess of NTD 1 million and other add back items to the income items provided in the Income Tax Law. Consequently, the sale of the shares may, depending on the individual situation of the taxpayer, subject the taxpayer to have to pay alternative minimum income tax as a result of selling the shares. The effective date of the treatment will be January 1, 2009 provided however, that the Executive Yuan has the discretion of postponing the effective date to January 1, 2010.

                               Local Law Appendix
                                     for USA
                   [Amended as of January 31, 2007, to reflect
                   the Company's October 1, 2006, stock split]

Purpose
-------

      This Appendix sets forth certain terms and conditions applicable to residents of the United States who are awarded Stock Options (each, a "U.S. Stock Option Holder") under the Plan and supplements the terms and conditions set forth in the Rules of the Plan. IN THE EVENT OF ANY CONFLICT AMONG THE TERMS OF THIS APPENDIX, THE RULES OR A STOCK OPTION ACCEPTANCE FORM, THE TERMS OF THIS APPENDIX SHALL GOVERN. Capitalized terms used in this Appendix without definition have the meaning assigned to such terms in the Rules.


Administration of Stock Options Granted to U.S. Stock Option Holders
--------------------------------------------------------------------

      The Company, or its authorized U.S. representative, shall (i) administer the terms of this Appendix, (ii) establish from time to time such rules and procedures as it may deem appropriate for the proper administration of this Appendix and (iii) make such determinations under and such interpretations of and take such steps in connection with this Appendix or the Stock Options granted to U.S. Stock Option Holders as it may deem necessary or advisable.


Right to American Depository Shares ("ADSs")
--------------------------------------------

      The Company may arrange, in its sole discretion, for U.S. Stock Option Holders to receive ADSs rather than Shares upon the exercise of their Stock Options, in which case, all references to "Shares" in the Rules, this Appendix, a Stock Option Acceptance Form or any other document related to the Plan shall be deemed to be a reference to one (1) ADS per Share, as the context may require. 200 ADSs will be deemed to constitute a "Unit." ADSs will be evidenced by American Depository Receipts of the Company, which are currently traded on the New York Stock Exchange.

      In the event that the Company elects to issue ADSs upon the exercise of Stock Options by U.S. Stock Option Holders, 200 ADSs will be issued upon the exercise of each Stock Option. The number of ADSs so issued will be adjusted accordingly when the number of Shares to be issued upon the exercise of each Stock Option is adjusted pursuant to the Rules.


Limitation on Number of Shares or ADSs Available for Issuance
-------------------------------------------------------------

      Notwithstanding anything to the contrary in the Rules or this Appendix, the maximum aggregate number of Shares (or ADSs) that may be issued under the Plan as ISOs is 348,000 Shares (or 348,000 ADSs), subject to any equitable adjustments to the number and kind of Shares or ADSs under the Rules to the extent permitted under Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code"). To the extent permitted under Section 422 of the Code, any Shares or ADSs subject to a Stock Option that lapses, expires or is otherwise terminated without the issuance of such Shares or ADSs may again be available for purposes of this limit.

ISO Qualification.
-----------------

      To the extent possible, Stock Options awarded to Eligible Employees resident in the United States are intended to qualify as incentive stock options ("ISOs") within the meaning of Section 422 of the Code. Pursuant to the requirements of the Code, only those Stock Options awarded to Eligible Employees who are employees of an Employing Company (and which is a "parent corporation" or "subsidiary corporation" within the meaning of Section 424 of the Code) may be considered ISOs. Stock Options awarded to non-employee directors of an Employing Company shall be nonqualified stock options.

Vesting and Exercise
--------------------

      By way of clarification, if a U.S. Stock Option Holder ceases to be a director, auditor, officer or employee of any Employing Company under circumstances as a result of which such U.S. Stock Option Holder's Stock Options "shall become non-exercisable" in accordance with Rule 5.1, as applicable, it is understood that:

      (1) If such cessation occurs prior to the start of the Exercise Period (April 1, 2006), such U.S. Stock Option Holder's Stock Options shall never become exercisable, but shall be cancelled without any payment being made to the U.S. Stock Option Holder in respect thereof; and

      (2)   If such  cessation  occurs  on or after  the  start of the  Exercise
            Period, such U.S. Stock Option Holder's Stock Options shall no longer be exercisable as of the date of such cessation, and shall be cancelled without any payment being made to the U.S. Stock Option Holder in respect thereof.

In no event will a U.S. Stock Option Holder be permitted to exercise Stock Options either before the start of the Exercise Period or after the end of the Exercise Period.

      Due to the prohibition on loans to directors and executive officers of the Company set forth under Section 402 of the Sarbanes-Oxley Act of 2002, the cashless exercise feature of the Plan, as set forth in Rule 6.2, is not available for U.S. Stock Option Holders who are directors and executive officers of the Company at the present time. The Company will inform those who are subject to this prohibition if such feature does become available in the future. Until such time, such U.S. Stock Option Holder must exercise his or her Stock Options in the manner set forth in Rule 6.1.

ISO Conditions
--------------

      A U.S. Stock Option Holder must comply with each of the following conditions to ensure that his or her Stock Options qualify as ISOs. Except where otherwise noted, responsibility for complying with the following conditions will be the responsibility of the individual U.S. Stock Option Holder:

      (1)   Employee  Status.  At all times during the period  commencing on the
            ----------------
            relevant Date of Grant and ending on the date three months prior to the date of exercise, the U.S. Stock Option Holder must be an employee of the Company or another member of the Advantest Group (except in the case of an employee who is disabled within the meaning of Section 22(e)(3) of the Code, in which case such three-month period is extended to one year).

      (2)   10%  Shareholders.  No Stock Option  shall  qualify as an ISO if the
            -----------------
            U.S. Stock Option Holder is a 10% Shareholder, unless (a) the Exercise Price, as of the Date of Grant, is at least 110% of the fair market value of the Shares or ADSs subject to the Stock Option and (b) such Stock Option, by its terms, is not exercisable after the expiration of five years from the Date of Grant. A "10% Shareholder" means that, as of the relevant Date of Grant, an individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or any of its subsidiaries.

      (3)   Holding  Period.  A Stock Option will qualify for ISO treatment only
            ---------------
            if the U.S. Stock Option Holder makes no disposition of the Shares or ADSs acquired upon exercise of the Stock Option within two years from the Date of Grant or within one year from the date of exercise.

      (4)   Restrictions on Exercise.
            ------------------------

            (a) The Stock Option may only be exercised by the U.S. Stock Option Holder during his or her lifetime.

            (b) To the extent that the aggregate fair market value of Shares or ADSs with respect to which Stock Options are exercisable for the first time by a U.S. Stock Option Holder during any calendar year exceeds $100,000, such Stock Options shall not qualify for treatment as ISOs. The foregoing sentence shall be applied by taking Stock Options into account in the order in which they were granted.

      (5)   Conditions  Otherwise  Satisfied  by Plan.  The Plan was approved by
            -----------------------------------------
            shareholders of the Company on July 4, 2005. No Stock Option shall be granted under the Plan later than ten years from the date on which the Plan was approved by the Board of Directors of the Company (the "Board").

Any Stock Option granted under the Plan that fails to satisfy conditions (1) through (5) above shall be deemed to be a nonqualified stock option. Any ambiguities in the terms of a Stock Option granted under the Plan shall, to the extent possible, be construed in favor of a finding that such Stock Option qualifies as an ISO.

      The Company shall have the right, in its sole discretion, to elect to have any rights granted to Stock Option Holders generally by operation of any non-U.S. law, including, without limitation, any Japanese law granting retroactive dividend rights, not apply to U.S. Stock Option Holders where such law (i) is not required to apply to U.S. Stock Option Holders and (ii) would jeopardize or prevent such U.S. Stock Option Holders' Stock Options from qualifying as ISOs.

Cessation of Employment
-----------------------

      This Appendix shall not be construed to limit the period of time, if any, following a U.S. Stock Option Holder's termination of employment during which the U.S. Stock Option Holder may exercise his or her Stock Options pursuant to Rule 5. Nevertheless, a U.S. Stock Option Holder who intends for his or her Stock Options to be treated as ISOs will be required to exercise such Stock

Options upon the earlier of (i) such time specified in the applicable provision of Rule 5 and (ii) three months following his or her termination of employment (except in the case of an employee who is disabled within the meaning of Section 22(e)(3) of the Code, in which case such three-month period is extended to one year).

Not Part of Wages
-----------------

      Awards of Stock Options are not part of a U.S. Stock Option Holder's base salary or wages and will not be taken into account in determining any other employment-related rights the U.S. Stock Option Holder may have, such as rights to pension or severance pay.

Securities Law Restrictions.
---------------------------

      The Company may require each U.S. Stock Option Holder purchasing or acquiring Shares or ADSs pursuant to a Stock Option under the Plan to represent to and agree with the Advantest Group in writing that such U.S. Stock Option Holder is acquiring the Shares or ADSs for investment and not with a view to the distribution thereof. All certificates for Shares or ADSs delivered under the Plan, upon exercise of a Stock Option, shall be subject to such stock-transfer orders and other restrictions as the Company may deem advisable under the rules, regulations, and other requirements of the Securities and Exchange Commission, any exchange upon which the Shares or ADSs are then listed, and any applicable federal or state securities law, and the Company may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions. No Shares or ADSs shall be issued hereunder unless the Advantest Group shall have determined that such issuance is in compliance with, or pursuant to an exemption from, all applicable federal and state securities laws.

Bank and Broker
---------------

      Notwithstanding anything to the contrary in the Rules, including, without limitation, Rules 1.1 or 6.6.3, or your Stock Option Acceptance Form:

      (1)   "Broker"  means  JPMorgan  Chase Bank or such other  broker or agent
             ------
            appointed from time to time by the Company to execute transactions in connection with the Plan; and

      (2) A U.S. Stock Option Holder shall open and maintain an account in his or her name with JPMorgan Chase Bank for the purpose of the payment of the proceeds of a sale of Shares or ADSs. Such account shall be opened through the Company.

Adjustment
----------

      Unless the Company determines otherwise, notwithstanding Rule 3.1 to the contrary, no adjustments shall be effective if the result of the adjustment is a reduction in the aggregate Exercise Price of a stock option grant.